UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05104

Capital World Bond Fund, Inc.
(Exact name of registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2007

Kimberly S. Verdick
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and address of agent for service)

Copies to:
Michael Glazer
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, California 90071
(Counsel for the registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

Capital World Bond Fund

Pursuing its own path:
1987 to 2007

[photo – two girls in school uniforms holding hands while crossing stepping stones in a pond]

Annual report for the year ended September 30, 2007

Capital World Bond Fund® seeks to maximize long-term total return, consistent with prudent management, by investing primarily in a global portfolio of investment-grade bonds denominated in U.S. dollars and other currencies. The fund may also invest in lower quality, high-yield debt securities.

This fund is one of the 30 American Funds. American Funds ranks among the nation’s three largest mutual fund families. For 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2007:

	1 year	5 years	10 years
Class A shares
Reflecting 3.75% maximum sales charge	6.00%	8.80%	6.04%

The total annual fund operating expense ratio for Class A shares as of the most recent fiscal year-end was 0.98%. This figure does not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 24 and 25 for details.

The fund’s 30-day yield for Class A shares as of October 31, 2007, calculated in accordance with the Securities and Exchange Commission formula, was 4.57% (4.53% without the fee waiver). The fund’s distribution rate for Class A shares as of that date was 3.02%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 30.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. High-yield and lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal. Investing in non-U.S. bonds may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation and illiquidity. For more complete information, please read the prospectus.

[photo – three girls in school uniforms holding hands while crossing stepping stones in a pond]

Fellow shareholders:

Capital World Bond Fund produced solid gains for fiscal 2007, aided by the strengthening of non-U.S. currencies and solid demand for the debt of developing countries. For the 12 months ended September 30, 2007, the fund recorded a total return of 10.1%. In comparison, the Lehman Brothers Global Aggregate Index (an unmanaged measure of investment-grade bond markets that does not include expenses) posted an 8.2% return. Additionally, the Lipper Global Income Funds Index, a measure of peer results, posted a 7.8% return.

A portion of the fund’s total return comes from the income generated by portfolio holdings. For the fiscal year, shareholders received quarterly dividends totaling 64 cents a share. These dividends provided shareholders with an income return of about 3.4%.

The largest portion of the fund’s total return this year came from capital appreciation, which is reflected in the higher share price. Over the 12-month period, the fund’s share price rose $1.24, to $20.17, for a gain of 6.6%.

United States
The U.S. bond market, as measured by the U.S. component of the Lehman Brothers Global Aggregate Index, posted a gain of 5.2% for the fiscal year — one of the best returns among the developed markets when measured in local currency terms. The major source of demand in the first half of the year came from mortgage-backed securities and lower rated corporate bonds. Investors had begun to anticipate that a slowing of economic activity would prompt the Federal Reserve to lower its federal funds target rate. Indeed, growth slowed in the first quarter of 2007, but the Fed, more focused on inflation, did not act until September, following a period of disruption in the market.

It was during the second half of the fiscal year that a sharp rise in bond yields and mounting concerns about subprime mortgages jolted investors. Lower rated bonds, as well as asset-backed and privately originated mortgage-backed securities, fell out of favor, while Treasuries benefited from a flight to quality. The market’s aversion to risk sparked new concerns about the availability of credit and the health of the economy going forward. Relief came late in the fiscal year, when the Fed eased lending conditions and cut the federal funds rate, setting the stage for a recovery in bond prices.

Europe
The bond market environment in Europe differed from that of the United States for most of the fiscal year. Economic growth in Europe was generally stronger than in previous years, which prompted inflation worries at the European Central Bank and led to higher interest rates throughout the year. As a result, bond prices weakened across the board. Near fiscal year-end, however, disruptions in the U.S. market seeped across the Atlantic, causing many European investors to seek the relative safety of government securities. Despite this late rally, bond market returns in local currency terms were essentially flat for the euro zone and the United Kingdom, while other major markets — such as Sweden and Denmark — posted only modest gains.

[Begin Sidebar]
Results at a glance
For periods ended September 30, 2007, with all distributions reinvested

	Total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime[1]
Capital World Bond Fund
(Class A shares)	10.1%	9.6%	6.5%	7.7%
Lehman Brothers Global
Aggregate Index[2]	8.2	6.7	5.9	7.5
Lipper Global Income
Funds Index	7.8	7.1	5.3	—[3]

1Since August 4, 1987.
2This index did not exist until December 31, 1989. For the period August 4, 1987, to December 31, 1989, the Citigroup World Government Bond Index (formerly the Salomon Brothers World Government Bond Index) results were used. Market indexes are unmanaged and include reinvested dividends, but do not reflect sales charges, commissions or expenses.
3This index did not exist prior to December 30, 1988.

[End Sidebar]

Fortunately, currency fluctuations dramatically improved results for U.S. investors. A strengthening of the euro (up 12%), the British pound (up 9%), the Swedish krona (up 14%) and other major currencies against the greenback meant that returns on many of our European investments were significantly higher when converted to U.S. dollars.

Other developed markets
Market trends in Australia and Canada largely mirrored their European counterparts. These two thriving economies were supported by continued strong global demand for basic materials, which also fostered worries of inflationary pressures. Consequently, both countries experienced higher interest rates during the year and, as a result, relatively modest bond market returns on a local currency basis. Nonetheless, the currencies of both countries appreciated significantly against the U.S. dollar, substantially boosting results for U.S. investors.

Economic growth in Japan was far more subdued, with lackluster consumer demand undercutting an improving business environment and strong exports. The central bank raised its benchmark interest rate to 0.5% in February. But the broader rate environment remains well below all other developed countries, reflecting Japan’s very low inflation and slow growth. A slight strengthening of the yen (up 3%) made modest returns a bit better for U.S. investors.

Developing markets
At the end of the fiscal year, Capital World Bond Fund’s exposure to developing country markets was roughly 23% of net assets, with significant investments in Brazil, Hungary, Malaysia, Poland and Turkey. Market returns for many of these countries, in local currency terms, exceeded that of the United States and were magnified when converted to U.S. dollars. These markets contributed to the fund’s strong results for the fiscal year.

Managing the portfolio
Capital World Bond Fund is a total return fund; its objective is to maximize long-term returns through income and capital appreciation on portfolio holdings, as well as from changes in currency relationships. We seek to balance the risks and rewards associated with these drivers of return while taking advantage of opportunities. For the fiscal year, currency movements — and the fund’s management of those differentials — clearly helped produce results that exceeded the fund’s benchmark indexes.

Selective and increased exposure to developing markets also benefited the fund, despite instances of high volatility during the year. The fund’s portfolio counselors try to look beyond periods of volatility to identify long-term investment values. For example, when high-yield corporate bonds fell out of favor in the United States late in the year, there was an opportunity to add some attractively priced bonds with good long-term potential.

Looking ahead
The forecast for global economic growth remains positive despite the moderating pace of the U.S. economy. The outlook for interest rates, however, is less clear. Though many central banks raised rates during this fiscal year, disruptions in the U.S. credit market and more restrictive lending conditions may serve to limit rate hikes over the near term. Longer term, inflationary pressures embedded in high commodity and basic material prices remain a concern and could deter rate reductions, even in economies where growth is moderating. As always, we will continue to monitor global markets for economic, interest rate and currency trends that could benefit shareholders of Capital World Bond Fund.

Finally, we are greatly encouraged by the fund’s growth over the past year. Our shareholder base has increased about 40%, while net assets have climbed 62%. We welcome the new shareholders and look forward to discussing the fund’s progress again in six months.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Vice Chairman of the Board

/s/ Mark H. Dalzell
Mark H. Dalzell
President

November 19, 2007

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

How a $10,000 investment has grown over the fund’s lifetime

[begin mountain chart]
Fund figures reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2

Year ended September 30	Capital World Bond Fund[3]	Citigroup World Government Bond Index[3]	Consumer Price Index (inflation)[5]	Lehman Brothers Global Aggregate Index[3,4]

8/4/87	$9,625	$10,000	$10,000	$10,000
1987[6]	9,589	9,865	10,105	9,865
1988	10,852	11,280	10,527	11,280
1989	11,444	12,013	10,984	12,013
1990	12,354	12,918	11,661	12,947
1991	14,343	14,861	12,056	14,935
1992	15,699	17,581	12,417	17,257
1993	17,332	19,187	12,750	18,742
1994	17,225	19,535	13,128	18,714
1995	20,343	22,696	13,462	21,668
1996	21,903	23,649	13,866	22,910
1997	22,863	24,219	14,165	24,152
1998	24,330	27,023	14,376	27,260
1999	24,252	27,152	14,754	26,848
2000	23,308	26,093	15,264	26,266
2001	24,748	27,831	15,668	28,359
2002	26,967	30,744	15,905	31,019
2003	32,721	35,167	16,274	34,899
2004	35,325	37,629	16,687	37,173
2005	37,635	38,766	17,469	38,360
2006	38,783	39,632	17,830	39,593
2007	42,716	43,077	18,321	42,840

[1]
As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]	The maximum initial sales charge was 4.75% prior to January 10, 2000.
[3]	With dividends and capital gains reinvested or interest compounded.
[4]
Lehman Brothers Global Aggregate Index did not exist until December 31, 1989. For the period of August 4, 1987, through December 31, 1989, the Citigroup World Government Bond Index (formerly the Salomon Brothers World Government Bond Index) results were used.

[5]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[6]	For the period of August 4, 1987 (when the fund began operations), through September 30, 1987.

The market indexes are unmanaged and include reinvested distributions, but do not reflect sales charges, commissions or expenses.
Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

[end mountain chart]

Average annual total returns based on a $1,000 investment (for periods ended 9/30/07)*

	1 year	5 years	10 years

Class A shares	6.00%	8.80%	6.04%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 24 and 25 for details.

Pursuing its own path

When Capital World Bond Fund was introduced in 1987, it was different from most global income funds offered at the time. Rather than focus solely on high-yielding bonds from non-U.S. markets, the fund sought a more prudent path.

“We believed that investors were best served by a fund that pursued both yield and capital appreciation from bonds and currencies,” reflects Jim Mulally, who has been a portfolio counselor for Capital World Bond Fund since its inception. “That didn’t mean that we were against yield — we knew there would be times when high-yielding markets would offer the best total returns. We did not believe, however, that a global fund with a high-yield focus made sense. At that time, those were frequently the markets with the least attractive currencies.”

Since 1987, global bond markets have evolved and matured, but the fund’s original focus hasn’t changed. Capital World Bond Fund is a total return fund with a mandate to invest in bonds issued in various currencies, including U.S. bonds. The fund’s total return includes its interest income, changes in the market value of its securities and changes in the value of foreign currencies against the U.S. dollar. Finally, it seeks today, as it did then, to maximize long-term total return in a way that is consistent with prudent investment management.

It is a global bond fund, meaning that it can invest in a mix of bonds denominated in U.S. dollars and other currencies. “We believe the freedom to hold or not hold U.S. bonds is a significant advantage that a global bond fund has over an international bond fund, which is another way to invest in foreign bonds,” notes fund president Mark Dalzell.

Unlike global bond funds, international bond funds usually do not invest in U.S. dollar–denominated securities. By contrast, a global bond fund can have high exposure to foreign bonds and currencies when the U.S. dollar is weak and can increase its exposure to U.S. dollar–denominated bonds when the dollar is strengthening.

Mark adds, “Getting the right mix of currencies is critical, because foreign currencies will vary in their relationships with the U.S. dollar.” The fund aims to achieve the right mix with a policy of active currency management, which means that each security and currency is evaluated on the basis of whether it offers good long-term value (see page 7).

[Begin Pull Quote]
“When Capital World Bond Fund started 20 years ago, the concept of global bonds embraced the government bond markets of just a few of the world’s major industrial countries.”
–Mark Dalzell
[End Pull Quote]

[photo – young girl walking across stepping stones in a gravel paved garden]

[Begin Sidebar]
Two decades of diversification: 1987 to 2007

Capital World Bond Fund has exposure to four times as many currencies as it did in 1987.

Currency weightings (after forward contracts)

Fiscal year-end:	1987	1997	2007

United States	46.9%	45.1%	28.1%
European Monetary Union	13.8*	18.7*	23.5
Japan	15.7	7.8	9.0
Sweden	—	2.2	4.4
United Kingdom	11.6	4.9	3.6
Israel	—	—	3.5
Singapore	—	—	3.2
Hungary	—	—	2.8
Poland	—	—	2.2
Malaysia	—	—	2.2
Brazil	—	—	2.0
Turkey	—	—	2.0
Egypt	—	—	1.7
South Korea	—	—	1.7
Denmark	—	0.1	1.6
Norway	—	—	1.5
Mexico	—	—	1.5
Australia	5.9	3.9	1.3
Indonesia	—	—	1.3
Colombia	—	—	1.1
Canada	6.1	11.9	1.0
New Zealand	—	4.4	0.3
Argentina	—	—	0.2
Uruguay	—	—	0.2
Dominican Republic	—	—	0.1
South Africa	—	1.0	—

*The euro was introduced in 1999. This figure reflects holdings in currencies of countries that are now part of the European Monetary Union: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Slovenia and Spain.
[End Sidebar]

[photo – covers from the Capital World Bond Fund annual reports from 1987, 1994 and 1997]
[Begin Photo Caption]
Capital World Bond Fund annual reports from 1987, 1994 and 1997.
[End Photo Caption]

Two decades of change
“When Capital World Bond Fund started 20 years ago, the concept of global bonds embraced the government bond markets of just a few of the world’s major industrial countries,” recalls Mark, who has been a Capital World Bond Fund portfolio counselor since 1990.

[Begin Sidebar]

[photo – row of colorful piñatas on a shelf]
The evolution of global bond markets

[begin pie charts]
The Global Bond Market
Developed countries	95%	Developed countries	88%

Developing countries	4%	Developing countries	9%

Other*	1%	Other*	3%

1989		2007
[end pie charts]

The global bond market has grown more than 350% since 1989. The United States component of the global bond market has shrunk from 44% in 1989 to 38% in 2007, while bonds from developed countries in Europe represent a growing portion (35% in 2007, up from 29% in 1989). The developing country component has more than doubled in that time.

*Offshore centers and international organizations.
Source: Bank for International Settlements, as of December 1989 and March 2007. Measures total outstanding government and corporate bonds in billions of U.S. dollars.
[End Sidebar]

Since that time, global bond markets have grown dramatically, reflecting the growth and greater complexity of the global economy. There have been dozens of new entrants to the global market, both governments and corporate entities eager to expand their presence in financial markets. The chart on page 5 shows how Capital World Bond Fund’s portfolio has expanded its exposure to various currencies as the investment landscape has broadened. But that’s only part of the story.

The euro effect
A closer look at the fund’s portfolio reveals the variety in today’s global bond market. Portfolio holdings include corporate bonds from European issuers such as Allied Irish Bank (headquartered in Dublin), Stora Enso (a paper and pulp company based in Finland and Sweden) and Unicredito Italiano (an Italian bank). There are also mortgage- and asset-backed bonds, such as those from Bayerische Hypo- und Vereinsbank (Germany) and Nykredit (Denmark). Prior to 1999, when the euro was introduced as the single currency for 11 European nations (now 13), the corporate bond markets in Europe were relatively small, since institutional investors preferred the security of their respective government bond markets. The creation of the euro reduced obstacles to commercial and financial transactions in Europe and put the new currency on more equal footing with the U.S. dollar and Japanese yen. European markets, once dominated by government debt, have gradually expanded to encompass bonds of nearly every credit category.

[photo – covers from the Capital World Bond Fund annual reports from 1998, 1999 and 2000.]

[Begin Photo Caption]
Capital World Bond Fund annual reports from 1998, 1999 and 2000.
[End Photo Caption]

The fund’s evolution
In 1987, the fund’s portfolio included high-quality bonds from seven countries, denominated in six currencies. At that time, the number of other government issuers was quite limited. Even the government bonds of several European countries — some of which are now mainstays in the fund’s portfolio — were then considered too risky for most investors: Italy, Spain, Portugal, Ireland and France. Over the years, the portfolio expanded as various countries’ inflation rates declined, credit quality rose and currency markets displayed a greater measure of stability. By 1997, the fund included bonds from more than 20 countries in 17 currencies.

Emerging economies
The recent decade, 1997 to 2007, has been marked by a rapid proliferation of new markets. Dozens of developing countries, eager to foster more efficient capital allocation to fuel economic growth, have begun to issue government debt denominated increasingly in their own currencies.

“We’ve witnessed the growth of bond markets in developing countries because of improved national economic management, as well as rising income levels and domestic financing needs,” notes portfolio counselor Rob Neithart. “Many begin with a below-investment-grade rating, meaning that they are not always suitable for inclusion in the portfolio. Some make the transition to investment-grade status, yet factors such as inflation, currency stability, liquidity and political risk still set them apart from the debt of more developed countries. That’s why intensive research is a critical part of investing in these markets.”

[photo – fruit stand with various fruits]

[Begin Sidebar]
An active manager of currency exposure

For U.S. investors, a weaker U.S. dollar can boost non-U.S. investment returns, while a stronger dollar can diminish returns when translated into U.S. dollar terms. Capital World Bond Fund manages its currency exposure in an effort to reduce the risk of losses from currencies that weaken and increase the possibility of gains from those that strengthen.

The fund follows a policy of active currency management, meaning that portfolio counselors evaluate whether each security and the currency in which it is denominated represent good long-term value. If a bond investment makes sense, but its currency looks less favorable, then a counselor may buy the bond but reduce exposure to its currency by selling the currency using a “forward contract,” which locks in a desired exchange rate.

Forward contracts can also be used to increase currency exposure. For example, the fund has had little exposure to low-yielding Japanese bonds in recent years, yet the Japanese yen is generally considered undervalued. The fund has used forward contracts to increase its yen exposure to 9.0% of net assets, while its exposure to Japanese bonds remains at 6.8% (as of September 30). The chart on page 10 shows the effect of active currency management on the fund’s portfolio.

At certain times, the fund sells, or “hedges,” non-dollar currencies back into U.S. dollars in order to protect its investments from the effects of a strengthening U.S. dollar. Some funds hedge all foreign currency exposure back into U.S. dollars at all times, which means they are “fully hedged.” Capital World Bond Fund hedges only on a selective basis, so it cannot be considered a “fully hedged” fund.
[End Sidebar]

[photo – covers from the Capital World Bond Fund annual reports from 2001, 2004 and 2005.
[Begin Photo Caption]
Capital World Bond Fund annual reports from 2001, 2004 and 2005.
[End Photo Caption]

Capital World Bond Fund relies on experience gained from American Funds’ half-century of global investing, as well as its strong research in developing markets.

An unconstrained approach
In response to the changing marketplace, Capital World Bond Fund has pursued its own evolutionary path. In 1999, the fund’s shareholders voted to broaden the fund’s investment mandate. The fund can now invest as much as 25% of assets in debt rated below investment-grade. This includes the bonds of developing nations as well as high-yield corporate bonds. Even before 1999, the fund could invest in securities from developing nations, but only those with an investment-grade rating. This change gave the fund’s portfolio counselors greater flexibility and new places to look for relative values.

Over the succeeding years, lower rated bonds played a gradually growing role in the fund’s portfolio. By 2002, bonds from developing nations (both investment- and non-investment-grade debt) accounted for about 9% of assets. Most holdings in developing-country bonds were still denominated in U.S. dollars, such as those from Russia, Mexico and South Africa, but the fund also held investments denominated in the local currencies of Hungary and Poland. Today, the fund’s portfolio includes investments in 50 countries and 24 currencies, with about 23% of assets in developing-country bonds, 25% in corporate bonds and nearly 9% in mortgage- and asset-backed securities (as of September 30, 2007; see page 10 for details). Its portfolio of government and corporate bonds, developed and developing country issuers, and higher and lower credit quality make it a fund with great range. By avoiding heavy concentrations in any one type of security, currency or market, it steers clear of an approach that produces dazzling returns in favorable markets but high volatility, as well.

Of course, today’s broad investment landscape presents both opportunities and risks for all investors. When asked what gives Capital World Bond Fund an edge in the world of global bond investing, portfolio counselor Thomas Hogh reflects, “We have the resources, the relationships and an in-depth understanding of global bond markets. With our multiple portfolio counselor system, we also have a diversity of investment approaches and experience.”

The fund is managed by five portfolio counselors and a group of investment analysts, who collectively manage a portion of the fund’s assets. The portfolio counselors average 24 years of investment experience, while the investment analysts who manage assets for the fund have an average of 13 years of investment experience.

Looking back — and forward
After 20 years of significant changes in global bond markets — and the prospect of many more to come — we are as committed as ever to the objectives of this fund. In the fund’s first annual report, we wrote, “Capital World Bond Fund offers investors an important advantage: the flexibility to capitalize on attractive opportunities in fixed-income securities anywhere in the world.” The intervening years have only expanded those opportunities, enhancing prospects for the fund’s shareholders.

Looking ahead, we know that investors need to be prepared for different scenarios. The dollar’s decline will not last forever, nor will its path be easily predictable. New markets will emerge, while others will fade in importance, and risks are present in any market. Yet as markets and investment trends continue to emerge and evolve, we will remain vigilant in our pursuit of prudent long-term values for investors.

[Begin Pull Quote]
“We believed that investors were best served by a fund that pursued both yield and capital appreciation from bonds and currencies.”
–Jim Mulally
[End Pull Quote]

[photos of Mark Dalzell, Thomas Hogh, James Mulally, Robert Neithart and Susan Tolson]

Portfolio counselor	Years with Capital World Bond Fund	Years with Capital Research and Management Company or affiliate

Mark Dalzell	17	19
Thomas Hogh	14	18
James Mulally	20	27
Robert Neithart	12	20
Susan Tolson	8	18

A wealth of experience

Capital World Bond Fund is managed by five portfolio counselors: Four manage with a global mandate, and one focuses on corporate high-yield debt. Each independently manages a portion of the fund’s assets, subject to its objectives and overall guidelines. Another portion of the fund is managed by a group of research analysts, who invest in securities within the industries or regions they follow. The fund is also supported by the global research capabilities of its adviser, Capital Research and Management Company.

About your fund

Capital World Bond Fund offers shareholders a selection of global bonds that is unparalleled among the other fixed-income funds of the American Funds family. It may invest in virtually any bond market in the world and in bonds denominated in any currency. This broad mandate allows the fund to seek a high level of total return through capital appreciation, through a wide range of income opportunities and from changing currency relationships.

[begin pie chart]
Portfolio summary
Percent of net assets as of September 30, 2007

Non-U.S. government/agency securities	53.4%

Non-U.S. corporate bonds & notes	16.0%

U.S. corporate bonds & notes	8.9%

Mortgage- and asset-backed obligations	8.6%

U.S. Treasury bonds & notes	3.4%

U.S. government agency bonds & notes	0.9%

Other securities	3.3%

Short-term securities & other assets less liabilities	5.5%

[end pie chart]

Capital World Bond Fund net assets
as of September 30, 2007

Currency weighting by region:	Before forward contracts	After forward contracts

United States	34.2%	28.1%
Europe	38.4	41.6
Asia/Pacific Basin	16.4	19.0
Other*	11.0	11.3
*Argentina, Brazil, Canada, Colombia, Dominican Republic, Egypt, Israel, Mexico, Uruguay.

Expense ratios
as of September 30, 2007

Capital World Bond Fund (Class A shares)	0.93%*
Lipper Global Income Funds Average
(front-end load funds only)	1.16

*CRMC is currently waiving 10% of investment advisory services fees. Expense ratio shown reflects the waiver, without which it would have been higher. The waiver may be discontinued at any time, but it is expected to continue at the current level until further review, which will be conducted with the fund’s board as circumstances warrant. Please see the Financial Highlights table on pages 24 and 25 for details.

Net assets and portfolio turnover

Fiscal year	Fund net assets (millions)	Portfolio turnover

2007	$5,559	76%
2006	3,426	91
2005	2,825	72
2004	1,635	79
2003	1,037	83

Where the fund’s assets are invested …
… and how those markets have done over the past year
as of September 30, 2007

			Bond market total returns[1]
	Capital World Bond Fund		12 months ended September 30, 2007

Currency weighting by country:	Before forward contracts	After forward contracts	In local currency		In U.S. dollars

United States[2]	34.2%	28.1%	5.2%		5.2%
EMU[3]	19.5	23.5	0.3		12.7
Japan	6.8	9.0	1.5		4.3
Sweden	4.1	4.4	1.4		14.9
United Kingdom	4.7	3.6	–0.2		8.9
Israel	3.5	3.5	—	[4]	—	[4]
Singapore	3.2	3.2	5.8		13.1
Hungary	2.8	2.8	11.3		36.3
Poland	2.2	2.2	4.4		23.7
Malaysia	2.2	2.2	5.3		14.1
Brazil	2.0	2.0	16.4	[5]	37.3	[5]
Turkey	2.0	2.0	28.5	[5]	60.4	[5]
Egypt	1.7	1.7	—	[4]	—	[4]
South Korea	1.7	1.7	2.3		5.8
Denmark	1.6	1.6	1.3		13.8
Norway	1.5	1.5	0.8		21.3
Mexico	1.5	1.5	9.2		10.0
Australia	1.2	1.3	3.1		22.2
Indonesia	1.3	1.3	20.7	[5]	21.8	[5]
Colombia	1.1	1.1	6.6	[5]	26.1	[5]
Canada	0.7	1.0	1.7		14.1
New Zealand	—	0.3	4.2		20.2
Argentina	0.2	0.2	—	[4]	—	[4]
Uruguay	0.2	0.2	—	[4]	—	[4]
Dominican Republic	0.1	0.1	—	[4]	—	[4]

[1]Source: Lehman Brothers Global Aggregate Index.
[2]Includes U.S. dollar–denominated bonds of other countries, totaling 13.1%.

[3]European Monetary Union consists of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Slovenia and Spain. Euro-denominated bonds include corporate and European government debt.

[4]This market is not included in the Lehman Brothers Global Aggregate Index or the JP Morgan GBI–EM Broad Diversified Index.
[5]Source: JP Morgan GBI–EM Broad Diversified Index.

Summary investment portfolio, September 30, 2007

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

Bonds & notes - 91.14%	Principal amount (000)	Market value (000)	Percent of net assets

EUROS - 17.21%
German Government:
5.25% 2011	€ 62,885	US$ 92,668
5.00% 2012	43,025	63,537
6.25% 2024	37,810	64,316
3.50%-6.25% 2008-2030 (1) (2)	73,170	106,808	5.89%
Belgium (Kingdom of) 4.25% 2014	32,590	46,238.83
Bayer AG 5.00% (undated) (4)	20,960	27,198.49
Bayerische Vereinsbank 5.50% 2008 (3)	750	1,073
Bayerische Hypo- und Vereinsbank AG 6.00%-6.625% 2008-2010	10,380	15,396
UniCredito Italiano SpA 3.95%-4.125% 2016 (4)	7,260	9,247.46
Deutsche Genossenschaftsbank-Hypothekenbank AG 4.00% 2016 (3)	17,550	23,938.43
Gaz Capital SA 5.875% 2015	10,750	14,968.27
Other securities		491,328	8.84
		956,715	17.21

JAPANESE YEN - 6.76%
Japanese Government:
0.90% 2008	¥ 7,086,800	61,861
1.80% 2010	5,700,000	50,704
1.30% 2011	3,171,000	27,869
1.50% 2014	19,651,500	172,680
2.30% 2035	3,377,800	28,787
0.50%-1.80% 2008-2016 (1) (2)	3,847,200	33,048	6.74
Other securities		886.02
		375,835	6.76

BRITISH POUNDS - 4.45%
United Kingdom:
5.00% 2014	£ 22,050	44,947
4.75% 2015	13,110	26,326
4.75% 2020	29,670	59,563
4.00%-8.00% 2007-2055 (1)	35,087	72,888	3.66
Other securities		43,900.79
		247,624	4.45

SWEDISH KRONOR - 4.14%
Swedish Government:
5.00% 2009	SKr 175,170	27,578
5.25% 2011	577,650	92,766
6.75% 2014	391,425	69,342
1.00%-5.00% 2012-2020 (1)	104,134	16,973	3.72
Other securities		23,261.42
		229,920	4.14

ISRAELI SHEKELS - 3.54%
Israeli Government: (2)
7.50% 2014	ILS 400,522	110,527
5.00% 2015	23,826	6,608
6.50% 2016	303,215	79,762	3.54
		196,897	3.54

SINGAPORE DOLLARS - 3.22%
Singapore (Republic of):
3.125% 2011	S$ 153,950	106,616
3.75% 2016	99,470	72,561	3.22
		179,177	3.22

HUNGARIAN FORINT - 2.83%
Hungarian Government:
6.00% 2011	HUF 8,005,720	44,295
7.25% 2012	18,314,410	106,306
6.75% 2017	1,218,000	6,990	2.83
		157,591	2.83

POLISH ZLOTY - 2.22%
Polish Government:
5.75% 2010	PLN 115,710	44,215
6.00% 2010	88,735	34,160
5.00% 2013	72,100	26,430
4.25%-5.25% 2011-2017	51,596	18,766	2.22
		123,571	2.22

MALAYSIAN RINGGIT - 2.15%
Malaysian Government:
3.718% 2012	MYR 210,940	62,273
4.262% 2016	82,380	25,203
3.814%-3.869% 2010-2017	107,500	31,806	2.15
		119,282	2.15

BRAZILIAN REAIS - 2.01%
Brazil (Federal Republic of): (2)
10.00% 2014	BRL 31,000	15,893
10.00% 2017	63,120	31,769
Global 10.25%-12.50% 2016-2028	35,650	20,894
Treasury Bill 6.00% 2010-2045 (1)	82,326	43,163	2.01
		111,719	2.01

TURKISH LIRE - 1.97%
Turkey (Republic of):(2)
Treasury Bill 0% 2008	TRY 35,530	25,892
14.00% 2011	30,160	23,679
10.00%-16.00% 2010-2012 (1)	54,222	44,808	1.70
Other securities		15,204.27
		109,583	1.97

EGYPTIAN POUNDS - 1.74%
Egypt (Arab Republic of): (2)
Treasury Bill 0% 2007	EGP 245,775	43,632
Treasury Bill 0% 2008	125,925	21,988
8.85%-11.625% 2010-2014	168,225	31,082	1.74
		96,702	1.74

SOUTH KOREAN WON - 1.67%
South Korean Government:
4.25% 2014	KRW 30,784,900	31,176
5.25% 2015	27,611,410	29,593
4.50%-5.00% 2008-2016	30,081,560	32,102	1.67
		92,871	1.67

DANISH KRONER - 1.64%
Nykredit: (3)
4.00% 2035	DKr 77,441	13,143
5.00% 2038	198,053	36,076
6.00% 2038 (2)	88,000	16,837	1.19
Other securities		25,333.45
		91,389	1.64

NORWEGIAN KRONER - 1.48%
Norwegian Government:
5.50% 2009	NKr 82,500	15,454
6.50% 2013	331,975	66,687	1.48
		82,141	1.48

MEXICAN PESOS - 1.45%
United Mexican States Government:
Series MI10, 9.50% 2014	MXN 303,500	30,327
Series M20, 10.00% 2024	363,400	39,756
9.00%-10.00% 2012-2036	90,000	9,167	1.43
Other securities		1,352.02
		80,602	1.45

INDONESIAN RUPIAH - 1.31%
Indonesia (Republic of):
12.80% 2021	IDR 301,633,000	40,709
10.00%-12.90% 2011-2025	258,088,000	32,038	1.31
		72,747	1.31

AUSTRALIAN DOLLARS - 1.22%
New South Wales Treasury Corp. 5.50% 2014	A$ 46,750	38,856.70
Queensland Treasury Corp. 6.00% 2015	29,525	25,206.45
Other securities		3,627.07
		67,689	1.22

COLOMBIAN PESOS - 1.05%
Colombia (Republic of) Global: (2)
12.00% 2015	COP 59,052,000	32,958
9.85%-11.75% 2010-2027	49,533,000	25,169	1.05
		58,127	1.05

CANADIAN DOLLARS - 0.65%
Canadian Government 5.50% 2010	C$ 24,955	25,981.47
Other securities		9,979.18
		35,960.65

U.S. DOLLARS - 27.91%
U.S. Treasury: (5)
3.375% 2008	US$ 35,040	34,807
4.00% 2014	35,660	35,000
2.00%-8.875% 2007-2036 (1) (2)	115,162	121,154	3.43
Fannie Mae 0%-6.50% 2017-2037 (3) (4) (5)	103,092	99,559	1.79
Gaz Capital SA 6.212%-7.288% 2016-2037 (6)	39,455	39,746
Open Joint Stock Co. Gazprom, Series 2, 8.625% 2034 (6)	2,000	2,546.76
Turkey (Republic of) 7.25%-8.00% 2015-2034	9,900	10,544.19
UniCredito Italiano SpA 5.584% 2017 (4) (6)	2,730	2,755
HVB Funding Trust I 8.741% 2031 (3) (5) (6)	4,250	4,797.14
Indonesia (Republic of) 6.625%-6.875% 2014-2037 (6)	6,250	6,170.11
United Mexican States Government Global 6.375% 2013	1,675	1,765.03
Colombia (Republic of) Global 7.375%-10.375% 2033-2037	1,199	1,501.03
Other securities		1,191,304	21.43
		1,551,648	27.91

OTHER CURRENCIES - 0.52%
Other securities		28,661.52

Total bonds & notes (cost: $4,836,469,000)		5,066,451	91.14

Warrants - 0.00%	Shares	Market value (000)	Percent of net assets

U.S. DOLLARS - 0.00%
United Mexican States Government, warrants, expire 2007 (2) (6) (7)	9,430	US$ 75.00
Other securities		-*	.00

Total warrants (cost: $340,000)		75.00

Preferred securities - 3.34%	Shares	Market value (000)	Percent of net assets

EUROS - 2.34%
HVB Funding Trust VIII 7.055% (4)	14,900,000	US$ 22,309
UniCredito Italiano Capital Trust III 4.028% (4)	1,000,000	1,248
UniCredito Italiano Capital Trust I, Class B, 8.048% (4)	8,000,000	12,203.64%
Commerzbank Capital Funding Trust I, Class B, 5.012% noncumulative (4)	25,700,000	$ 33,554.61
Other securities		60,455	1.09
		129,769	2.34

U.S. DOLLARS - 0.77%
Other securities		42,852.77

BRITISH POUNDS - 0.23%
Other securities		12,951.23

Total preferred securities (cost: $183,825,000)		185,572	3.34

Short-term securities - 4.08%	Principal amount (000)	Market value (000)	Percent of net assets

Three Pillars Funding, LLC 5.30% due 10/1/2007 (6)	US$ 48,600	US$ 48,578.87%
Federal Home Loan Bank 4.89% due 10/3/2007	32,700	32,687.59
BMW U.S. Capital LLC 4.75% due 10/5/2007 (6)	27,700	27,682.50
BASF AG 4.77% due 11/6/2007 (5) (6)	23,800	23,683.42
Other securities		94,566	1.70

Total short-term securities (cost: $227,204,000)		227,196	4.08

Total investment securities (cost: $5,247,838,000)		5,479,294	98.56
Other assets less liabilities		80,025	1.44

Net assets		US$ 5,559,319	100.00%

*Amount less than one thousand.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Index-linked bond whose principal amount moves with a government retail price index.
(2) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Other securities", was $770,764,000.
(3) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(4) Coupon rate may change periodically.
(5) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(6) Security purchased in transactions exempt from registration under the Securities Act of 1933. These securities may be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities" in the summary investment portfolio, was $616,592,000, which represented 11.09% of the net assets of the fund.

(7) Security did not produce income during the last 12 months.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2007	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market (cost: $5,247,838)			$5,479,294
Cash			2,946
Receivables for:
Sales of investments		62,979
Sales of fund's shares		34,577
Open forward currency contracts		18,718
Closed forward currency contracts		5,338
Interest		98,267	219,879
			5,702,119
Liabilities:
Payables for:
Purchases of investments		114,871
Repurchases of fund's shares		10,016
Open forward currency contracts		11,226
Closed forward currency contracts		1,931
Investment advisory services		1,943
Services provided by affiliates		2,060
Directors' deferred compensation		91
Other		662	142,800
Net assets at September 30, 2007			$5,559,319

Net assets consist of:
Capital paid in on shares of capital stock			$5,182,177
Undistributed net investment income			118,642
Undistributed net realized gain			16,548
Net unrealized appreciation			241,952
Net assets at September 30, 2007			$5,559,319

Total authorized capital stock - 400,000 shares, $.001 par value (276,208 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$3,569,331	176,985	$20.17
Class B	155,696	7,779	20.02
Class C	400,242	20,092	19.92
Class F	977,305	48,672	20.08
Class 529-A	93,367	4,619	20.21
Class 529-B	10,733	535	20.07
Class 529-C	45,309	2,260	20.05
Class 529-E	5,121	255	20.11
Class 529-F	8,632	429	20.14
Class R-1	8,389	419	20.03
Class R-2	65,037	3,248	20.03
Class R-3	73,257	3,638	20.13
Class R-4	32,113	1,593	20.16
Class R-5	114,787	5,684	20.19
* Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $20.96 and $21.00, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2007

Investment income:
Income:		(dollars in thousands)
Interest (net of non-U.S. taxes of $939)			$228,626

Fees and expenses(*):
Investment advisory services		$21,793
Distribution services		15,640
Transfer agent services		3,786
Administrative services		2,280
Reports to shareholders		261
Registration statement and prospectus		474
Postage, stationery and supplies		459
Directors' compensation		67
Auditing and legal		103
Custodian		1,378
State and local taxes		55
Other		43
Total fees and expenses before reimbursements/waivers		46,339
Less reimbursements/waivers of fees and expenses:
Investment advisory services		2,179
Administrative services		124
Total fees and expenses after reimbursements/waivers			44,036
Net investment income			184,590

Net realized gain and unrealized appreciation on investments and non-U.S. currency:
Net realized gain (loss) on:
Investments		82,011
Non-U.S. currency transactions		(5,081)	76,930
Net unrealized appreciation on:
Investments		149,550
Non-U.S. currency translations		17,483	167,033
Net realized gain and
unrealized appreciation
on investments and non-U.S. currency			243,963

Net increase in net assets resulting from operations			$428,553

* Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets		(dollars in thousands)

		Year ended September 30
		2007	2006
Operations:
Net investment income		$184,590	$124,987
Net realized gain (loss) on investments and
non-U.S. currency transactions		76,930	(44,330)
Net unrealized appreciation
on investments and non-U.S. currency translations		167,033	14,087
Net increase in net assets
resulting from operations		428,553	94,744

Dividends and distributions paid to shareholders:
Dividends from net investment income and non-U.S. currency gain		(131,394)	(113,331)

Distributions from net realized gain on investments		-	(33,120)

Total dividends and distributions paid to shareholders		(131,394)	(146,451)

Net capital share transactions		1,835,858	652,665

Total increase in net assets		2,133,017	600,958

Net assets:
Beginning of year		3,426,302	2,825,344
End of year (including undistributed
net investment income: $118,642 and $13,942, respectively)		$5,559,319	$3,426,302

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization– Capital World Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company.  The fund seeks to maximize long-term total return, consistent with prudent management, by investing primarily in a global portfolio of investment-grade bonds denominated in U.S. dollars and other currencies. The fund may also invest in lower quality, high-yield debt securities.

The fund offers 14 share classes consisting of four retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies– The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation– Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income– Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets.  Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders– Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation– Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Forward currency contracts– The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Mortgage dollar rolls – The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

Loan transactions– The fund may enter into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal. Risks may arise due to the delayed settlement date of the loan transaction and the ability of the agent and/or borrower to meet the obligations of the loan.

2.	Non-U.S. investments

Investment risk – The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation– Interest income is recorded net of non-U.S. taxes paid. Realized and unrealized gains on securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on realized and unrealized gains to provide for potential non-U.S. taxes payable on these securities. For the year ended September 30, 2007, non-U.S. taxes paid on realized gains were $130,000.  In addition, as of September 30, 2007, the liability for non-U.S. taxes based on realized and unrealized gains was $167,000.

3.	Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the period ended September 30, 2007, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2003, by state tax authorities for tax years before 2002, and by non-U.S. tax authorities for tax years before 2004.

Distributions– Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; cost of investments sold; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2007, the fund reclassified $57,547,000 from undistributed net realized gain to undistributed net investment income and $6,043,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of September 30, 2007, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$127,346
Undistributed long-term capital gain	18,990
Gross unrealized appreciation on investment securities	258,473
Gross unrealized depreciation on investment securities	<30,844>
Net unrealized appreciation on investment securities	227,629
Cost of investment securities	5,251,665

The tax character of distributions paid to shareholders was as follows (dollars in thousands):
	Year ended September 30, 2007			Year ended September 30, 2006
	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Share class
Class A	$87,625	-	$87,625	$83,907	$16,100	$100,007
Class B	3,399	-	3,399	3,947	939	4,886
Class C	7,755	-	7,755	7,392	1,742	9,134
Class F	22,752	-	22,752	18,434	3,428	21,862
Class 529-A	2,263	-	2,263	1,877	353	2,230
Class 529-B	221	-	221	235	57	292
Class 529-C	836	-	836	735	173	908
Class 529-E	117	-	117	105	21	126
Class 529-F	201	-	201	155	28	183
Class R-1	125	-	125	91	20	111
Class R-2	1,287	-	1,287	1,092	242	1,334
Class R-3	1,478	-	1,478	1,375	256	1,631
Class R-4	713	-	713	597	122	719
Class R-5	2,622	-	2,622	2,573	455	3,028
Total	$131,394	-	$131,394	$122,515	$23,936	$146,451

4.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, SM Inc. ("AFD"), the principal underwriter of the fund’s shares.

The Investment Advisory and Service Agreement with CRMC provided for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.570% on the first $1 billion of daily net assets and decreasing to 0.450% on such assets in excess of $3 billion. The board of directors approved an amended agreement effective November 1, 2007, decreasing the annual rate on net assets in excess of $6 billion from a rate of 0.45% to a rate of 0.41%. CRMC is currently waiving 10% of investment advisory services fees. During the year ended September 30, 2007, total investment advisory services fees waived by CRMC were $2,179,000. As a result, the fee shown on the accompanying financial statements of $21,793,000, which was equivalent to an annualized rate of 0.501%, was reduced to $19,614,000, or 0.450% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2007, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services– The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2007, the total administrative services fees paid by CRMC were $1,000 and $123,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended September 30, 2007, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$7,938	$3,602	Not applicable	Not applicable	Not applicable
Class B	1,338	184	Not applicable	Not applicable	Not applicable
Class C	3,144	Included in administrative services	$472	$76	Not applicable
Class F	1,835		688	129	Not applicable
Class 529-A	149		84	14	$74
Class 529-B	91		10	3	9
Class 529-C	353		40	11	35
Class 529-E	21		5	1	7
Class 529-F	-		7	1	4
Class R-1	54		6	6	Not applicable
Class R-2	389		75	261	Not applicable
Class R-3	269		78	59	Not applicable
Class R-4	59		34	6	Not applicable
Class R-5	Not applicable		80	5	Not applicable
Total	$15,640	$3,786	$1,579	$572	$129

Directors’ deferred compensation– Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $67,000, shown on the accompanying financial statements, includes $49,000 in current fees (either paid in cash or deferred) and a net increase of $18,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2007
Class A	$1,462,206	75,433	$79,126	4,109	$(409,704)	(21,198)	$1,131,628	58,344
Class B	45,510	2,360	3,010	157	(20,878)	(1,086)	27,642	1,431
Class C	192,086	10,019	7,025	368	(62,520)	(3,268)	136,591	7,119
Class F	506,243	26,233	18,677	974	(153,594)	(7,963)	371,326	19,244
Class 529-A	35,627	1,836	2,263	117	(7,039)	(363)	30,851	1,590
Class 529-B	2,976	154	221	12	(808)	(42)	2,389	124
Class 529-C	19,226	997	836	44	(3,823)	(198)	16,239	843
Class 529-E	1,831	95	117	6	(431)	(22)	1,517	79
Class 529-F	4,010	208	201	10	(600)	(30)	3,611	188
Class R-1	5,408	281	125	7	(1,040)	(55)	4,493	233
Class R-2	32,485	1,686	1,285	67	(12,991)	(675)	20,779	1,078
Class R-3	41,519	2,141	1,476	77	(14,123)	(730)	28,872	1,488
Class R-4	17,082	881	713	37	(4,526)	(233)	13,269	685
Class R-5	57,822	2,980	2,505	130	(13,676)	(708)	46,651	2,402
Total net increase
(decrease)	$2,424,031	125,304	$117,580	6,115	$(705,753)	(36,571)	$1,835,858	94,848

Year ended September 30, 2006
Class A	$743,379	39,755	$90,699	4,897	$(459,866)	(24,620)	$374,212	20,032
Class B	29,025	1,561	4,385	238	(23,017)	(1,239)	10,393	560
Class C	96,865	5,234	8,204	447	(62,384)	(3,374)	42,685	2,307
Class F	284,366	15,281	18,473	1,002	(130,069)	(6,997)	172,770	9,286
Class 529-A	22,520	1,203	2,229	120	(5,304)	(283)	19,445	1,040
Class 529-B	1,946	104	292	16	(926)	(50)	1,312	70
Class 529-C	10,444	561	907	49	(3,712)	(200)	7,639	410
Class 529-E	1,329	71	126	7	(476)	(26)	979	52
Class 529-F	1,847	99	183	10	(481)	(26)	1,549	83
Class R-1	2,400	129	111	6	(1,292)	(70)	1,219	65
Class R-2	23,340	1,255	1,331	72	(9,680)	(521)	14,991	806
Class R-3	25,926	1,389	1,631	88	(29,417)	(1,567)	(1,860)	(90)
Class R-4	11,358	606	719	39	(5,454)	(292)	6,623	353
Class R-5	20,371	1,091	2,782	150	(22,445)	(1,197)	708	44
Total net increase
(decrease)	$1,275,116	68,339	$132,072	7,141	$(754,523)	(40,462)	$652,665	35,018

* Includes exchanges between share classes of the fund.

6.	Forward currency contracts

As of September 30, 2007, the fund had open forward currency contracts to purchase or sell non-U.S. currencies as follows (amounts in thousands):

	Contract amount		U.S. valuations at September 30, 2007

				Unrealized
				appreciation
Non-U.S. currency contracts	Non-U.S.	U.S.	Amount	(depreciation)

Purchases:

Australian dollars
expiring 12/7/2007	A$6,953	$5,743	$6,148	$405

Canadian dollars
expiring 10/19 to 11/2/2007	C$20,752	19,831	20,904	1,073

Euros
expiring 10/16/2007 to 1/4/2008	€377,883	524,684	539,575	14,891

Japanese yen
expiring 10/26 to 12/19/2007	¥16,419,002	143,265	143,994	729

New Zealand dollars
expiring 12/13 to 12/19/2007	NZ$24,067	17,275	18,067	792

Swedish kronor
expiring 11/19/2007	SKr117,769	17,675	18,310	635

		728,473	746,998	18,525
Sales:

British pounds
expiring 10/25/2007 to 1/4/2008	£30,500	61,618	62,264	(646)

Euros
expiring 10/9 to 12/19/2007	€226,347	312,959	323,162	(10,203)

Israeli shekels
expiring 10/11/2007	ILS3,580	850	892	(42)

Japanese yen
expiring 11/16 to 12/19/2007	¥2,150,000	18,850	18,905	(55)

Swedish kronor
expiring 11/1/2007	SKr16,160	2,424	2,511	(87)

		396,701	407,734	(11,033)

Forward currency contracts - net				$ 7,492

7.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $4,827,402,000 and $3,050,098,000, respectively, during the year ended September 30, 2007.

Financial highlights

		Income from investment operations (1)			Dividends and distributions
	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return (2) (3)	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reim- bursements/ waivers	Ratio of expenses to average net assets after reim- bursements/ waivers (3)	Ratio of net income to average net assets (3)
Class A:
Year ended 9/30/2007	$18.93	$.84	$1.04	$1.88	$(.64)	$-	$(.64)	$20.17	10.14%	$3,569		.98%	.93%	4.32%
Year ended 9/30/2006	19.34	.78	(.23)	.55	(.74)	(.22)	(.96)	18.93	3.05	2,246		.96	.91	4.19
Year ended 9/30/2005	19.02	.74	.50	1.24	(.82)	(.10)	(.92)	19.34	6.54	1,907		.98	.93	3.76
Year ended 9/30/2004	18.37	.69	.74	1.43	(.78)	-	(.78)	19.02	7.96	1,166		1.03	1.02	3.74
Year ended 9/30/2003	15.60	.72	2.55	3.27	(.50)	-	(.50)	18.37	21.34	827		1.09	1.04	4.22
Class B:
Year ended 9/30/2007	18.79	.69	1.04	1.73	(.50)	-	(.50)	20.02	9.38	156		1.71	1.66	3.59
Year ended 9/30/2006	19.21	.63	(.23)	.40	(.60)	(.22)	(.82)	18.79	2.22	119		1.74	1.68	3.41
Year ended 9/30/2005	18.90	.58	.51	1.09	(.68)	(.10)	(.78)	19.21	5.75	111		1.74	1.70	2.99
Year ended 9/30/2004	18.27	.55	.73	1.28	(.65)	-	(.65)	18.90	7.12	78		1.77	1.77	3.00
Year ended 9/30/2003	15.52	.58	2.55	3.13	(.38)	-	(.38)	18.27	20.41	56		1.86	1.81	3.40
Class C:
Year ended 9/30/2007	18.71	.68	1.03	1.71	(.50)	-	(.50)	19.92	9.31	400		1.74	1.69	3.56
Year ended 9/30/2006	19.13	.62	(.23)	.39	(.59)	(.22)	(.81)	18.71	2.21	243		1.78	1.72	3.38
Year ended 9/30/2005	18.84	.57	.50	1.07	(.68)	(.10)	(.78)	19.13	5.66	204		1.78	1.74	2.96
Year ended 9/30/2004	18.22	.54	.73	1.27	(.65)	-	(.65)	18.84	7.11	110		1.82	1.82	2.95
Year ended 9/30/2003	15.48	.57	2.54	3.11	(.37)	-	(.37)	18.22	20.33	47		1.92	1.87	3.32
Class F:
Year ended 9/30/2007	18.85	.85	1.03	1.88	(.65)	-	(.65)	20.08	10.18	977		.92	.87	4.38
Year ended 9/30/2006	19.26	.78	(.23)	.55	(.74)	(.22)	(.96)	18.85	3.07	555		.95	.89	4.22
Year ended 9/30/2005	18.95	.73	.50	1.23	(.82)	(.10)	(.92)	19.26	6.51	388		.99	.95	3.75
Year ended 9/30/2004	18.31	.69	.73	1.42	(.78)	-	(.78)	18.95	7.94	186		1.05	1.04	3.73
Year ended 9/30/2003	15.55	.71	2.54	3.25	(.49)	-	(.49)	18.31	21.27	59		1.16	1.11	4.09
Class 529-A:
Year ended 9/30/2007	18.97	.83	1.04	1.87	(.63)	-	(.63)	20.21	10.09	93		1.00	.95	4.30
Year ended 9/30/2006	19.38	.78	(.23)	.55	(.74)	(.22)	(.96)	18.97	3.02	57		.99	.94	4.18
Year ended 9/30/2005	19.07	.73	.50	1.23	(.82)	(.10)	(.92)	19.38	6.51	39		1.02	.97	3.72
Year ended 9/30/2004	18.41	.69	.74	1.43	(.77)	-	(.77)	19.07	7.89	21		1.07	1.06	3.71
Year ended 9/30/2003	15.63	.72	2.56	3.28	(.50)	-	(.50)	18.41	21.35	9		1.07	1.02	4.16
Class 529-B:
Year ended 9/30/2007	18.84	.67	1.04	1.71	(.48)	-	(.48)	20.07	9.25	11		1.82	1.77	3.47
Year ended 9/30/2006	19.26	.61	(.23)	.38	(.58)	(.22)	(.80)	18.84	2.10	8		1.86	1.81	3.29
Year ended 9/30/2005	18.95	.55	.51	1.06	(.65)	(.10)	(.75)	19.26	5.55	7		1.90	1.86	2.83
Year ended 9/30/2004	18.32	.52	.73	1.25	(.62)	-	(.62)	18.95	6.95	4		1.96	1.95	2.81
Year ended 9/30/2003	15.56	.55	2.56	3.11	(.35)	-	(.35)	18.32	20.22	2		2.04	1.99	3.19
Class 529-C:
Year ended 9/30/2007	18.83	.67	1.04	1.71	(.49)	-	(.49)	20.05	9.23	45		1.81	1.76	3.49
Year ended 9/30/2006	19.25	.62	(.24)	.38	(.58)	(.22)	(.80)	18.83	2.14	27		1.84	1.79	3.32
Year ended 9/30/2005	18.94	.56	.51	1.07	(.66)	(.10)	(.76)	19.25	5.60	19		1.88	1.84	2.85
Year ended 9/30/2004	18.32	.52	.73	1.25	(.63)	-	(.63)	18.94	6.94	11		1.94	1.93	2.84
Year ended 9/30/2003	15.56	.56	2.55	3.11	(.35)	-	(.35)	18.32	20.24	5		2.02	1.97	3.22
Class 529-E:
Year ended 9/30/2007	18.88	.77	1.04	1.81	(.58)	-	(.58)	20.11	9.77	5		1.30	1.25	4.00
Year ended 9/30/2006	19.30	.72	(.24)	.48	(.68)	(.22)	(.90)	18.88	2.64	3		1.32	1.27	3.84
Year ended 9/30/2005	18.99	.66	.51	1.17	(.76)	(.10)	(.86)	19.30	6.13	2		1.36	1.31	3.39
Year ended 9/30/2004	18.35	.62	.73	1.35	(.71)	-	(.71)	18.99	7.53	1		1.41	1.40	3.36
Year ended 9/30/2003	15.59	.65	2.55	3.20	(.44)	-	(.44)	18.35	20.84	1		1.48	1.43	3.71
Class 529-F:
Year ended 9/30/2007	$18.90	$.87	$1.04	$1.91	$(.67)	$-	$(.67)	$20.14	10.33%	$9		.80%	.75%	4.51%
Year ended 9/30/2006	19.31	.81	(.23)	.58	(.77)	(.22)	(.99)	18.90	3.19	4		.82	.77	4.35
Year ended 9/30/2005	18.98	.73	.51	1.24	(.81)	(.10)	(.91)	19.31	6.52	3		.99	.95	3.75
Year ended 9/30/2004	18.36	.67	.72	1.39	(.77)	-	(.77)	18.98	7.72	2		1.16	1.15	3.62
Year ended 9/30/2003	15.60	.69	2.56	3.25	(.49)	-	(.49)	18.36	21.19	-	(4)	1.23	1.18	3.94
Class R-1:
Year ended 9/30/2007	18.82	.68	1.04	1.72	(.51)	-	(.51)	20.03	9.30	9		1.78	1.71	3.56
Year ended 9/30/2006	19.24	.63	(.23)	.40	(.60)	(.22)	(.82)	18.82	2.22	3		1.83	1.71	3.40
Year ended 9/30/2005	18.96	.58	.49	1.07	(.69)	(.10)	(.79)	19.24	5.60	2		1.85	1.73	2.97
Year ended 9/30/2004	18.32	.55	.74	1.29	(.65)	-	(.65)	18.96	7.14	1		1.95	1.82	2.94
Year ended 9/30/2003	15.57	.58	2.54	3.12	(.37)	-	(.37)	18.32	20.33	1		2.15	1.86	3.32
Class R-2:
Year ended 9/30/2007	18.81	.69	1.04	1.73	(.51)	-	(.51)	20.03	9.34	65		1.96	1.67	3.58
Year ended 9/30/2006	19.23	.64	(.23)	.41	(.61)	(.22)	(.83)	18.81	2.26	41		2.18	1.70	3.42
Year ended 9/30/2005	18.94	.58	.50	1.08	(.69)	(.10)	(.79)	19.23	5.68	26		2.23	1.71	2.99
Year ended 9/30/2004	18.32	.55	.74	1.29	(.67)	-	(.67)	18.94	7.18	11		2.51	1.78	2.99
Year ended 9/30/2003	15.57	.58	2.55	3.13	(.38)	-	(.38)	18.32	20.38	3		2.91	1.81	3.29
Class R-3:
Year ended 9/30/2007	18.90	.77	1.04	1.81	(.58)	-	(.58)	20.13	9.74	73		1.31	1.26	4.00
Year ended 9/30/2006	19.32	.71	(.23)	.48	(.68)	(.22)	(.90)	18.90	2.68	41		1.32	1.27	3.82
Year ended 9/30/2005	18.99	.66	.50	1.16	(.73)	(.10)	(.83)	19.32	6.07	43		1.36	1.32	3.37
Year ended 9/30/2004	18.32	.63	.75	1.38	(.71)	-	(.71)	18.99	7.59	8		1.42	1.40	3.38
Year ended 9/30/2003	15.59	.64	2.53	3.17	(.44)	-	(.44)	18.32	20.81	2		1.73	1.43	3.68
Class R-4:
Year ended 9/30/2007	18.92	.84	1.04	1.88	(.64)	-	(.64)	20.16	10.08	32		.98	.93	4.34
Year ended 9/30/2006	19.34	.78	(.24)	.54	(.74)	(.22)	(.96)	18.92	3.04	17		.99	.94	4.17
Year ended 9/30/2005	19.03	.74	.50	1.24	(.83)	(.10)	(.93)	19.34	6.51	11		.98	.94	3.77
Year ended 9/30/2004	18.40	.69	.73	1.42	(.79)	-	(.79)	19.03	7.91	4		1.11	1.05	3.72
Year ended 9/30/2003	15.63	.70	2.57	3.27	(.50)	-	(.50)	18.40	21.34	-	(4)	2.70	1.08	3.94
Class R-5:
Year ended 9/30/2007	18.95	.90	1.03	1.93	(.69)	-	(.69)	20.19	10.43	115		.67	.62	4.65
Year ended 9/30/2006	19.35	.83	(.22)	.61	(.79)	(.22)	(1.01)	18.95	3.36	62		.69	.64	4.46
Year ended 9/30/2005	19.04	.79	.50	1.29	(.88)	(.10)	(.98)	19.35	6.78	63		.69	.65	4.04
Year ended 9/30/2004	18.38	.75	.74	1.49	(.83)	-	(.83)	19.04	8.32	32		.73	.72	4.04
Year ended 9/30/2003	15.62	.77	2.54	3.31	(.55)	-	(.55)	18.38	21.60	25		.81	.76	4.49

	Year ended September 30
	2007	2006	2005	2004	2003

Portfolio turnover rate for all classes of shares	76%	91%	72%	79%	83%

(1) Based on average shares outstanding.
(2) Total returns exclude all sales charges, including contingent deferred sales charges.
(3) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During the years shown, CRMC reduced fees for investment advisory services. In addition, during some of the years shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(4) Amount less than $1 million.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Capital World Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of Capital World Bond Fund, Inc. (the “Fund”), as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund, Inc. as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
November 7, 2007

Tax information	unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2007:

Foreign taxes	$ 1,552,000
Foreign source income	174,882,000
U.S. government income that may be exempt from state taxation	15,614,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2008, to determine the calendar year amounts to be included on their 2007 tax returns. Shareholders should consult their tax advisers.

Expense example	unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007, through September 30, 2007).

Actual expenses:
The first line of each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4/1/2007	Ending account value 9/30/2007	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,047.73	$4.72	.92%
Class A -- assumed 5% return	1,000.00	1,020.46	4.66	.92
Class B -- actual return	1,000.00	1,043.92	8.40	1.64
Class B -- assumed 5% return	1,000.00	1,016.85	8.29	1.64
Class C -- actual return	1,000.00	1,043.57	8.61	1.68
Class C -- assumed 5% return	1,000.00	1,016.65	8.49	1.68
Class F -- actual return	1,000.00	1,047.53	4.41	.86
Class F -- assumed 5% return	1,000.00	1,020.76	4.36	.86
Class 529-A -- actual return	1,000.00	1,046.94	4.82	.94
Class 529-A -- assumed 5% return	1,000.00	1,020.36	4.76	.94
Class 529-B -- actual return	1,000.00	1,043.00	9.07	1.77
Class 529-B -- assumed 5% return	1,000.00	1,016.19	8.95	1.77
Class 529-C -- actual return	1,000.00	1,043.12	9.01	1.76
Class 529-C -- assumed 5% return	1,000.00	1,016.24	8.90	1.76
Class 529-E -- actual return	1,000.00	1,045.58	6.36	1.24
Class 529-E -- assumed 5% return	1,000.00	1,018.85	6.28	1.24
Class 529-F -- actual return	1,000.00	1,048.65	3.80	.74
Class 529-F -- assumed 5% return	1,000.00	1,021.36	3.75	.74
Class R-1 -- actual return	1,000.00	1,043.28	8.81	1.72
Class R-1 -- assumed 5% return	1,000.00	1,016.44	8.69	1.72
Class R-2 -- actual return	1,000.00	1,043.92	8.51	1.66
Class R-2 -- assumed 5% return	1,000.00	1,016.75	8.39	1.66
Class R-3 -- actual return	1,000.00	1,045.57	6.41	1.25
Class R-3 -- assumed 5% return	1,000.00	1,018.80	6.33	1.25
Class R-4 -- actual return	1,000.00	1,047.23	4.72	.92
Class R-4 -- assumed 5% return	1,000.00	1,020.46	4.66	.92
Class R-5 -- actual return	1,000.00	1,048.83	3.08	.60
Class R-5 -- assumed 5% return	1,000.00	1,022.06	3.04	.60

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (183), and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2008. The agreement was amended to add an additional advisory fee breakpoint if and when the fund’s net assets exceed $6 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services
The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results
The board and the committee considered the investment results of the fund in light of its objective of providing over the long term a high level of total return consistent with prudent investment management. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s short- and long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses
The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase and the 10% advisory fee waiver in effect since April 2005. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits
The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information
The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the impact of CRMC’s current 10% advisory fee waiver, reflecting benefits that may accrue from growth in assets. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results	unaudited

Class B, Class C, Class F and Class 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2007:	1 year	5 years	Life of class

Class B shares— first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	4.38%	8.52%	7.25%
Not reflecting CDSC	9.38%	8.81%	7.25%

Class C shares— first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	8.31%	8.76%	7.99%
Not reflecting CDSC	9.31%	8.76%	7.99%

Class F shares*— first sold 3/16/01
Not reflecting annual asset-based fee charged
by sponsoring firm	10.18%	9.63%	8.94%

Class 529-A shares†— first sold 2/15/02
Reflecting 3.75% maximum sales charge	5.95%	8.76%	9.44%
Not reflecting maximum sales charge	10.09%	9.60%	10.19%

Class 529-B shares†— first sold 2/25/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	4.24%	8.36%	9.21%
Not reflecting CDSC	9.25%	8.65%	9.33%

Class 529-C shares†— first sold 2/28/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	8.23%	8.66%	9.35%
Not reflecting CDSC	9.23%	8.66%	9.35%

Class 529-E shares*†— first sold 5/16/02	9.77%	9.21%	9.68%

Class 529-F shares*†— first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	10.33%	9.62%	9.72%

*These shares are sold without any initial or contingent deferred sales charge.
†	Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 24 and 25 for details.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

Board of directors and other officers

“Independent” directors

Name and age	Year first elected a director of the fund[1]	Principal occupation(s) during past five years

Ambassador	1999	Corporate director and author; former U.S.
Richard G. Capen, Jr., 73		Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc. (communications company); former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 74	1987	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)

James G. Ellis, 60	2006	Vice Provost, Globalization, University of Southern California; Dean and Professor, Marshall School of Business, University of Southern California

Martin Fenton, 72	1989	Chairman of the Board, Senior Resource Group LLC
Chairman of the Board		(development and management of senior living
(Independent and Non-Executive)		communities)

Leonard R. Fuller, 61	1994	President and CEO, Fuller Consulting (financial management consulting firm)

R. Clark Hooper, 61	2005	Private investor; former President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President — Policy and Oversight, NASD

Richard G. Newman, 73	1991	Chairman of the Board, AECOM Technology Corporation (engineering, consulting and professional technical services)

Frank M. Sanchez, 64	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)

Steadman Upham, Ph.D., 58	2007	President and Professor of Anthropology, The University of Tulsa; former President and Professor of Archaeology, Claremont Graduate University

“Independent” directors

Name and age	Number of portfolios in fund complex[2]overseen by director	Other directorships[3] held by director

Ambassador	15	Carnival Corporation
Richard G. Capen, Jr., 73

H. Frederick Christie, 74	21	AECOM Technology Corporation; Ducommun Incorporated; IHOP Corporation; Southwest Water Company

James G. Ellis, 60	12	Genius Products; Professional Business Bank

Martin Fenton, 72	18	None
Chairman of the Board
(Independent and Non-Executive)

Leonard R. Fuller, 61	16	None

R. Clark Hooper, 61	18	JPMorgan Value Opportunities Fund; The Swiss Helvetia Fund Inc.

Richard G. Newman, 73	14	Sempra Energy; Southwest Water Company

Frank M. Sanchez, 64	13	None

Steadman Upham, Ph.D., 58	14	None

Diane C. Creel resigned from the board in September 2007. The directors thank Ms. Creel for her service and dedication to the fund.

“Interested” directors[4]

Name, age and position with fund	Year first elected a director or officer of the fund[1]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund

Abner D. Goldstine, 77	1987	Senior Vice President — Fixed Income, Capital
Vice Chairman of the Board		Research and Management Company; Director, Capital Research and Management Company

Paul G. Haaga, Jr., 58	1987	Vice Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President — Fixed Income, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Mark H. Dalzell, 53	1998	Senior Vice President — Fixed Income, Capital
President		Research and Management Company; Vice President, Capital International Limited[5]

“Interested” directors[4]

Name, age and position with fund	Number of portfolios in fund complex[2]overseen by director	Other directorships[3] held by director

Abner D. Goldstine, 77	13	None
Vice Chairman of the Board

Paul G. Haaga, Jr., 58	14	None
Vice Chairman of the Board

Mark H. Dalzell, 53	1	None
President

The statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Please see page 32 for footnotes.

Other officers

Name, age and position with fund	Year first elected an officer of the fund[1]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund

Thomas H. Hogh, 44	2001	Senior Vice President — Fixed Income, Capital
Vice President		Research Company[5]

Kristine M. Nishiyama, 37	2003	Vice President and Senior Counsel — Fund Business
Vice President		Management Group, Capital Research and Management Company; Vice President and Counsel — Capital Bank and Trust Company[5]

Kimberly S. Verdick, 43	1994	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Sharon G. Moseley, 39	2002	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Courtney R. Taylor, 32	2006	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company

Ari M. Vinocor, 33	2007	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

[1]Directors and officers of the fund serve until their resignation, removal or retirement.

[2]Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete September 30, 2007, portfolio of Capital World Bond Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital World Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of Capital World Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2007, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For 75 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 40 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 24 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
>	Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds    Capital Research and Management      Capital International             Capital Guardian          Capital Bank and Trust

Lit. No. MFGEAR-931-1107P

Litho in USA WG/CG/8071-S10049

Printed on recycled paper

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that H. Frederick Christie, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2006	$75,000
2007	$87,000

b) Audit-Related Fees:
2006	$249
2007	$2,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2006	$6,000
2007	$6,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
d) All Other Fees:
2006	None
2007	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2006	$642,000
2007	$956,000

The audit–related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2006	$9,000
2007	$2,000
The tax fees consist of consulting services relating to the registrant’s investments.
d) All Other Fees:
2006	$9,000
2007	None
The other fees consist of consulting services related to the Registrant’s compliance program.

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $953,000 for fiscal year 2006 and $1,233,000 for fiscal year 2007. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds ®]

Capital World Bond Fund®
Investment portfolio
September 30, 2007

	Principal amount	Market value
Bonds & notes — 91.14%	(000)	(000)

EUROS — 17.21%
German Government 5.25% 2008	€ 3,150	US$ 4,506
German Government 4.50% 2009	8,835	12,686
German Government 5.25% 2011	62,885	92,668
German Government 5.00% 2012	43,025	63,537
German Government 3.75% 2013	9,375	13,067
German Government 4.50% 2013	8,075	11,684
German Government 4.25% 2014	6,120	8,728
German Government 3.50% 2016	1,885	2,539
German Government, Series 6, 4.00% 2016	16,255	22,691
German Government 1.50% 2016[1,2]	600	814
German Government 3.75% 2017	7,500	10,257
German Government 6.25% 2024	37,810	64,316
German Government 6.25% 2030	11,375	19,836
Belgium (Kingdom of) 4.25% 2014	32,590	46,238
Netherlands Government Eurobond 5.25% 2008	12,500	17,977
Netherlands Government Eurobond 7.50% 2023	10,900	20,512
Netherlands Government Eurobond 4.00% 2037	4,550	5,834
Deutsche Genossenschaftsbank-Hypothekenbank AG 4.50% 2013[3]	10,500	14,992
Deutsche Genossenschaftsbank-Hypothekenbank AG 4.00% 2016[3]	17,550	23,938
French Government O.A.T. Eurobond 5.25% 2008	5,450	7,819
French Government O.A.T. Eurobond 3.00% 2009[1,2]	435	631
French Government O.A.T. Eurobond 3.00% 2012[1,2]	448	669
French Government O.A.T. Eurobond 1.00% 2017[1,2]	346	439
French Government O.A.T. Eurobond Strip Principal 0% 2019	7,500	6,309
French Government O.A.T. Eurobond 3.40% 2029[1,2]	536	900
French Government O.A.T. Eurobond 4.75% 2035	8,240	11,925
French Government O.A.T. Eurobond 1.80% 2040[1,2]	713	916
French Government O.A.T. Eurobond 4.00% 2055	3,040	3,838
General Motors Corp. 7.25% 2013	8,085	10,867
General Motors Corp. 8.375% 2033	13,500	16,830
Bayer AG 5.00% (undated)[4]	20,960	27,198
Bayerische Vereinsbank 5.50% 2008[3]	750	1,073
Bayerische Hypo- und Vereinsbank AG 6.625% 2010	8,000	11,896
Bayerische Hypo- und Vereinsbank AG 6.00% 2014	2,380	3,500
UniCredito Italiano SpA 3.95% 2016	6,800	8,617
UniCredito Italiano SpA, Series 172, 4.125% 2016[4]	460	630
Spanish Government 4.25% 2007	12,940	18,450
Spanish Government 6.00% 2029	2,500	4,207
Telecom Italia SpA 6.25% 2012	5,010	7,433
Telecom Italia SpA 7.75% 2033	8,978	14,627
Veolia Environnement 4.875% 2013	5,925	8,299
Veolia Environnement 6.125% 2033	7,915	11,449
NGG Finance PLC 6.125% 2011	2,000	2,966
National Grid Transco PLC 4.375% 2020	12,880	16,089
DaimlerChrysler International Finance BV 7.00% 2011	12,175	18,447
Schering-Plough Corp. 5.00% 2010[2]	2,000	2,857
Schering-Plough Corp. 5.375% 2014[2]	9,300	13,265
ABN AMRO Bank NV 4.31% (undated)[4]	12,875	16,102
Gaz Capital SA 5.875% 2015	3,250	4,525
Gaz Capital SA 5.875% 2015	7,500	10,443
Saint-Gobain Nederland BV 5.00% 2010	8,000	11,429
Saint-Gobain Nederland BV 5.00% 2014	1,925	2,685
Rodamco Europe Finance BV, Series 5, 3.75% 2012	9,830	13,270
Metro Finance BV 4.625% 2011	8,980	12,657
Banque Centrale de Tunisie 4.75% 2011	3,100	4,415
Banque Centrale de Tunisie 4.75% 2011	3,750	5,341
Banque Centrale de Tunisie 6.25% 2013	1,350	2,031
Resona Bank, Ltd. 3.75% 2015[4]	3,565	4,876
Resona Bank, Ltd. 4.125% (undated)[4]	4,935	6,468
Sumitomo Mitsui Banking Corp. 4.375% 2014[4]	3,445	4,821
Sumitomo Mitsui Banking Corp. 4.375% (undated)[4]	4,725	5,934
Shinsei Bank, Ltd. 3.75% 2016[4]	4,000	5,341
Shinsei Bank, Ltd. 3.75% 2016[4]	4,040	5,395
Santander Perpetual, SA Unipersonal 4.375% (undated)[4]	8,040	10,514
FCE Bank PLC 7.125% 2012	6,900	9,262
BNP Paribas 5.25% 2014[4]	6,250	8,935
Deutsche Telekom International Finance BV 8.125% 2012[4]	5,160	8,283
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 3.625% 2012	5,960	7,937
General Motors Acceptance Corp. 5.375% 2011	4,810	6,301
Residential Capital Corp. 6.125% 2012	1,000	1,127
PLD International Finance LLC 4.375% 2011	5,200	7,293
Merrill Lynch & Co., Inc. 4.625% 2018	5,100	6,554
TeliaSonera AB 4.75% 2017	4,300	5,847
Vodafone Group PLC 4.75% 2016	4,200	5,771
Northern Rock PLC, Series 7, 4.125% 2017[3]	4,000	5,295
UPM-Kymmene Corp. 6.125% 2012	3,200	4,718
Rheinische Hypothekenbank Eurobond 4.25% 2008[3]	3,000	4,273
Delhaize Group 5.625% 2014	3,000	4,207
Kingfisher PLC 4.50% 2010	2,850	3,967
Governor and Co. of the Bank of Ireland 6.45% 2010	2,665	3,921
Edcon Pty Ltd. 7.98% 2014[4]	2,000	2,660
Edcon Pty Ltd. 10.23% 2015[4]	750	984
Anglian Water Services Financing PLC 4.625% 2013	2,250	3,179
Volvo Treasury AB 5.00% 2017	2,250	3,100
Bulgaria (Republic of) 7.50% 2013	1,638	2,631
Bulgaria (Republic of) 7.50% 2013	250	402
Merck-Finanz AG 3.75% 2012	1,950	2,619
International Endesa BV 5.375% 2013	1,750	2,511
Royal Bank of Scotland PLC 4.875% 2009	750	1,074
Royal Bank of Scotland PLC 6.00% 2013	960	1,421
Deutsche Bank AG 5.125% 2013	1,700	2,389
Fortum Oyj 4.625% 2010	1,590	2,248
Mizuho Financial Group (Cayman) Ltd. 4.75% 2014[4]	1,500	2,121
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 2013	1,500	2,059
Dexia Municipal Agency 3.50% 2009[3]	1,428	2,002
Tesco PLC 4.75% 2010	1,205	1,727
Bank of Tokyo-Mitsubishi, Ltd., Series 13, 3.50% 2015[4]	1,100	1,476
Commerzbank AG 6.125% 2011	1,000	1,457
Stora Enso Oyj 5.125% 2014	1,000	1,363
ING Verzekeringen NV 6.25% 2021[4]	750	1,111
E.ON International Finance BV 5.75% 2009	750	1,089
Edison SpA 5.125% 2010	750	1,074
AEGON NV 4.625% 2008	750	1,068
Bank of America Corp. 3.625% 2008	750	1,064
Hellenic Republic 8.60% 2008	690	1,003
France Télécom 6.75% 2008[4]	530	761
iesy Repository GmbH 10.125% 2015	500	754
Finland (Republic of) 5.75% 2011	500	747
HBOS PLC 6.05% (undated)[4]	500	718
Italian Government BTPS Eurobond 1.65% 2008[1,2]	312	447
RWE Finance BV 6.125% 2012	250	377
WDAC Intermediate Corp. 8.50% 2014	125	175
		956,715

JAPANESE YEN — 6.76%
Japanese Government 1.80% 2008	¥ 550,000	4,823
Japanese Government 0.90% 2008	7,086,800	61,861
Japanese Government 1.80% 2010	5,700,000	50,704
Japanese Government 1.30% 2011	3,171,000	27,869
Japanese Government 0.50% 2013	1,480,000	12,348
Japanese Government 1.50% 2014	19,651,500	172,680
Japanese Government 0.50% 2015[1,2]	201,400	1,668
Japanese Government 1.70% 2016	1,615,800	14,209
Japanese Government 2.30% 2035	3,377,800	28,787
KfW International Finance Inc. 1.75% 2010	100,000	886
		375,835

BRITISH POUNDS — 4.45%
United Kingdom 7.25% 2007	£ 1,250	2,562
United Kingdom 5.00% 2008	2,220	4,533
United Kingdom 5.75% 2009	1,750	3,631
United Kingdom 4.75% 2010	7,740	15,735
United Kingdom 5.25% 2012	3,825	7,889
United Kingdom 5.00% 2014	22,050	44,947
United Kingdom 4.75% 2015	13,110	26,326
United Kingdom 8.00% 2015	600	1,465
United Kingdom 4.00% 2016	3,760	7,136
United Kingdom 2.50% 2016[1]	1,907	4,037
United Kingdom 4.75% 2020	29,670	59,563
United Kingdom 6.00% 2028	2,850	6,768
United Kingdom 4.25% 2036	455	879
United Kingdom 4.75% 2038	8,180	17,168
United Kingdom 4.25% 2055	550	1,085
Abbey National PLC 7.50% (undated)[4]	3,010	6,474
Abbey National PLC 7.50% (undated)[4]	2,425	5,098
Barclays Bank PLC 5.33% (undated)[4]	5,000	8,453
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 5.50% 2017	2,485	4,699
SLM Student Loan Trust, Series 2003-10, Class A-4, 5.15% 2039[3,5]	2,400	4,677
Tesco PLC 5.50% 2033	2,140	4,179
Kingfisher PLC 5.625% 2014	1,800	3,389
Halifax Building Society 11.00% 2014	650	1,632
UPM-Kymmene Corp. 6.625% 2017	750	1,486
General Electric Capital Corp. 5.625% 2031	750	1,481
Countrywide Home Loans, Inc. 5.875% 2008	590	1,159
Roche Finance Europe BV 5.375% 2023	500	980
Bayer AG, Series 41, 5.625% 2018	100	193
		247,624

SWEDISH KRONOR — 4.14%
Swedish Government 5.00% 2009	SKr175,170	US$ 27,578
Swedish Government 5.25% 2011	577,650	92,766
Swedish Government 1.00% 2012[1]	17,244	2,581
Swedish Government 6.75% 2014	391,425	69,342
Swedish Government 5.00% 2020	86,890	14,392
AB Spintab 6.00% 2009	131,900	20,937
European Investment Bank 4.50% 2014	15,000	2,324
		229,920

ISRAELI SHEKELS — 3.54%
Israeli Government 7.50% 2014[2]	ILS400,522	110,527
Israeli Government 5.00% 2015[1,2]	23,826	6,608
Israeli Government 6.50% 2016[2]	303,215	79,762
		196,897

SINGAPORE DOLLARS — 3.22%
Singapore (Republic of) 3.125% 2011	S$153,950	106,616
Singapore (Republic of) 3.75% 2016	99,470	72,561
		179,177

HUNGARIAN FORINT — 2.83%
Hungarian Government 6.00% 2011	HUF 8,005,720	44,295
Hungarian Government 7.25% 2012	18,314,410	106,306
Hungarian Government 6.75% 2017	1,218,000	6,990
		157,591

POLISH ZLOTY — 2.22%
Polish Government 5.75% 2010	PLN115,710	44,215
Polish Government 6.00% 2010	88,735	34,160
Polish Government 4.25% 2011	41,886	15,211
Polish Government 5.00% 2013	72,100	26,430
Polish Government 5.25% 2017	9,710	3,555
		123,571

MALAYSIAN RINGGIT — 2.15%
Malaysian Government 3.869% 2010	MYR 45,000	13,325
Malaysian Government 3.718% 2012	210,940	62,273
Malaysian Government 4.262% 2016	82,380	25,203
Malaysian Government 3.814% 2017	62,500	18,481
		119,282

BRAZILIAN REAIS — 2.01%
Brazilian Treasury Bill 6.00% 2010[1,2]	BRL15,081	8,039
Brazil (Federal Republic of) 10.00% 2014[2]	31,000	15,893
Brazilian Treasury Bill 6.00% 2015[1,2]	41,101	21,443
Brazil (Federal Republic of) Global 12.50% 2016[2]	1,780	1,138
Brazilian Treasury Bill 6.00% 2017[1,2]	4,771	2,470
Brazil (Federal Republic of) 10.00% 2017[2]	63,120	31,769
Brazil (Federal Republic of) Global 12.50% 2022[2]	3,500	2,331
Brazil (Federal Republic of) Global 10.25% 2028[2]	30,370	17,425
Brazilian Treasury Bill 6.00% 2045[1,2]	21,373	11,211
		111,719

TURKISH LIRE — 1.97%
Turkey (Republic of) Treasury Bill 0% 2008[2]	TRY35,530	25,892
Turkey (Republic of) 15.00% 2010[2]	20,000	16,123
Turkey (Republic of) 14.00% 2011[2]	30,160	23,679
Turkey (Republic of) 16.00% 2012[2]	21,480	18,021
Turkey (Republic of) 10.00% 2012[1,2]	12,742	10,664
European Investment Bank 0% 2016	19,000	5,840
European Investment Bank 14.00% 2016	11,000	9,364
		109,583

EGYPTIAN POUNDS — 1.74%
Egypt (Arab Republic of) Treasury Bill 0% 2007[2]	EGP245,775	43,632
Egypt (Arab Republic of) Treasury Bill 0% 2008[2]	9,650	1,699
Egypt (Arab Republic of) Treasury Bill 0% 2008[2]	16,775	2,942
Egypt (Arab Republic of) Treasury Bill 0% 2008[2]	35,075	6,143
Egypt (Arab Republic of) Treasury Bill 0% 2008[2]	19,000	3,323
Egypt (Arab Republic of) Treasury Bill 0% 2008[2]	21,450	3,736
Egypt (Arab Republic of) Treasury Bill 0% 2008[2]	11,750	2,038
Egypt (Arab Republic of) Treasury Bill 0% 2008[2]	2,550	442
Egypt (Arab Republic of) Treasury Bill 0% 2008[2]	9,675	1,665
Egypt (Arab Republic of) 9.10% 2010[2]	1,955	356
Egypt (Arab Republic of) 11.50% 2011[2]	5,865	1,153
Egypt (Arab Republic of) 9.10% 2012[2]	82,870	15,116
Egypt (Arab Republic of) 8.85% 2013[2]	59,000	10,637
Egypt (Arab Republic of) 11.625% 2014[2]	18,535	3,820
		96,702

SOUTH KOREAN WON — 1.67%
South Korean Government 4.50% 2008	KRW 9,885,000	10,719
South Korean Government 5.00% 2011	6,696,560	7,215
South Korean Government 4.25% 2014	30,784,900	31,176
South Korean Government 5.25% 2015	27,611,410	29,593
South Korean Government 5.00% 2016	13,500,000	14,168
		92,871

DANISH KRONER — 1.64%
Nykredit 4.00% 2035[3]	DKr 77,441	13,143
Nykredit 6.00% 2038[2,3]	88,000	16,837
Nykredit 5.00% 2038[3]	198,053	36,076
Nordea Kredit 5.00% 2038[3]	48,500	8,823
Nordea Kredit 6.00% 2038[3]	86,160	16,510
		91,389

NORWEGIAN KRONER — 1.48%
Norwegian Government 5.50% 2009	NKr 82,500	15,454
Norwegian Government 6.50% 2013	331,975	66,687
		82,141

MEXICAN PESOS — 1.45%
United Mexican States Government 9.00% 2012	MXN 60,000	5,786
United Mexican States Government, Series MI10, 9.50% 2014	303,500	30,327
United Mexican States Government, Series M20, 10.00% 2024	363,400	39,756
United Mexican States Government, Series M30, 10.00% 2036	30,000	3,381
América Móvil, SA de CV 8.46% 2036	15,000	1,352
		80,602

INDONESIAN RUPIAH — 1.31%
Indonesia (Republic of) 10.00% 2011	IDR 4,000,000	453
Indonesia (Republic of) 12.50% 2013	164,150,000	20,552
Indonesia (Republic of) 11.00% 2014	35,000,000	4,177
Indonesia (Republic of) 11.00% 2020	37,975,000	4,561
Indonesia (Republic of) 12.80% 2021	301,633,000	40,709
Indonesia (Republic of) 12.90% 2022	15,705,000	2,144
Indonesia (Republic of) 11.00% 2025	1,258,000	151
		72,747

AUSTRALIAN DOLLARS — 1.22%
New South Wales Treasury Corp. 5.50% 2014	A$46,750	US$38,856
Queensland Treasury Corp. 6.00% 2015	29,525	25,206
European Investment Bank 6.125% 2017	4,250	3,627
		67,689

COLOMBIAN PESOS — 1.05%
Colombia (Republic of) Global 11.75% 2010[2]	COP11,753,000	6,094
Colombia (Republic of) Global 12.00% 2015[2]	59,052,000	32,958
Colombia (Republic of) Global 9.85% 2027[2]	37,780,000	19,075
		58,127

CANADIAN DOLLARS — 0.65%
Canadian Government 5.50% 2010	C$24,955	25,981
Canadian Government 5.25% 2012	6,000	6,303
Canadian Government 5.75% 2029	2,250	2,662
Manitoba Telecom Services Inc., Series 4, 5.85% 2009	1,000	1,014
		35,960

ARGENTINE PESOS — 0.22%
Argentina (Republic of) 5.83% 2033[1,2,3,6]	ARS29,976	7,580
Argentina (Republic of) GDP-Linked 2035	40,842	1,266
Argentina (Republic of) 0.63% 2038[1,2,3]	33,984	3,362
		12,208

URUGUAYAN PESOS — 0.19%
Uruguay (Republic of) 5.00% 2018[1,2]	UYU110,919	5,346
Uruguay (Republic of) 4.25% 2027[1,2,3]	107,280	5,110
Uruguay (Republic of) 3.70% 2037[1,2,3]	235	10
		10,466

DOMINICAN PESOS — 0.11%
Cervecería Nacional Dominicana, C. por A. 16.00% 2012[2]	DOP122,949	3,773
Cervecería Nacional Dominicana, C. por A. 16.00% 2012[2]	72,130	2,214
		5,987

U.S. DOLLARS — 27.91%
U.S. Treasury 3.00% 2007[7]	US$ 9,700	9,690
U.S. Treasury 4.75% 2008[7]	6,900	6,957
U.S. Treasury 3.375% 2008[7]	35,040	34,807
U.S. Treasury 5.625% 2008[7]	1,750	1,766
U.S. Treasury 3.875% 2009[1,2,7]	876	894
U.S. Treasury 5.75% 2010[7]	3,000	3,139
U.S. Treasury 4.50% 2011[7]	11,900	12,064
U.S. Treasury 2.375% 2011[1,2,7]	9,686	9,756
U.S. Treasury 2.00% 2012[1,2,7]	2,053	2,039
U.S. Treasury 3.625% 2013[7]	7,400	7,170
U.S. Treasury 3.875% 2013[7]	3,000	2,950
U.S. Treasury 4.00% 2014[7]	35,660	35,000
U.S. Treasury 2.00% 2014[1,2,7]	8,151	8,037
U.S. Treasury 4.50% 2016[7]	14,660	14,659
U.S. Treasury 8.875% 2017[7]	1,250	1,666
U.S. Treasury 2.375% 2017[1,2,7]	4,194	4,225
U.S. Treasury 7.875% 2021[7]	3,000	3,892
U.S. Treasury 8.00% 2021[7]	5,560	7,334
U.S. Treasury 6.50% 2026[7]	13,315	15,961
U.S. Treasury 5.25% 2029[7]	3,225	3,382
U.S. Treasury 3.375% 2032[1,2,7]	1,162	1,420
U.S. Treasury 4.50% 2036[7]	4,380	4,153
Fannie Mae 5.00% 2017[3,7]	1,097	1,081
Fannie Mae 5.00% 2019[3,7]	358	352
Fannie Mae, Series 2001-4, Class GA, 10.248% 2025[3,4,7]	27	30
Fannie Mae 6.00% 2026[3,7]	1,312	1,321
Fannie Mae 5.50% 2034[3,7]	1,039	1,021
Fannie Mae 4.50% 2035[3,7]	2,392	2,220
Fannie Mae 4.50% 2035[3,7]	3,043	2,824
Fannie Mae 5.50% 2035[3,7]	7,408	7,282
Fannie Mae 6.00% 2036[3,7]	4,781	4,790
Fannie Mae 6.50% 2036[3,7]	1,968	2,004
Fannie Mae 6.50% 2036[3,7]	7,530	7,617
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036[3,7]	1,687	1,725
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036[3,7]	6,866	5,215
Fannie Mae, Series 2006-96, Class MO, principal only, 0% 2036[3,7]	5,606	4,402
Fannie Mae 5.00% 2037[3,7]	1,948	1,859
Fannie Mae 5.50% 2037[3,7]	1,441	1,412
Fannie Mae 5.50% 2037[3,7]	964	945
Fannie Mae 5.50% 2037[3,7]	1,538	1,508
Fannie Mae 6.00% 2037[3,7]	16,591	16,637
Fannie Mae 6.00% 2037[3,7]	7,330	7,350
Fannie Mae 6.00% 2037[3,7]	10,952	10,982
Fannie Mae 6.50% 2037[3,7]	4,349	4,430
Fannie Mae 5.50% 2037[3,7]	4,213	4,074
Fannie Mae 5.50% 2037[3,7]	6,087	5,886
Fannie Mae 6.50% 2037[3,7]	2,565	2,592
Gaz Capital SA, Series 7, 6.212% 2016	13,000	12,819
Gaz Capital SA 6.51% 2022[5]	17,605	17,471
Open Joint Stock Co. Gazprom, Series 2, 8.625% 2034[5]	2,000	2,546
Gaz Capital SA 7.288% 2037[5]	8,850	9,456
Freddie Mac: 5.75% 2008[7]	16,240	16,364
Freddie Mac, Series 3171, Class MO, principal only, 0% 2036[3,7]	6,775	5,099
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[3,7]	7,169	5,426
Freddie Mac 6.00% 2037[3,7]	2,900	2,904
Freddie Mac, Series 3292, Class BO, principal only, 0% 2037[3,7]	1,952	1,467
TuranAlem Finance BV 8.00% 2014[2]	5,470	4,950
TuranAlem Finance BV 8.50% 2015[2,5]	4,630	4,306
TuranAlem Finance BV 8.50% 2015[2]	8,015	7,454
TuranAlem Finance BV 8.25% 2037[5]	6,775	5,928
TuranAlem Finance BV, Series 8, 8.25% 2037	5,205	4,554
Argentina (Republic of) 3.368% 2012[2,3,4]	22,696	12,814
Argentina (Republic of) GDP-Linked 2035	88,270	11,519
CS First Boston Mortgage Securities Corp., Series 2005-7, Class III-A-1, 5.00% 2020[3,7]	687	668
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033[3,7]	202	208
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-3, 6.238% 2034[3,7]	651	650
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036[3,7]	1,625	1,678
CS First Boston Mortgage Securities Corp., Series 2006-2R, Class A-PO, principal only, 0% 2036[2,3,5,7]	10,492	7,187
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 2037[3,7]	2,300	2,225
CS First Boston Mortgage Securities Corp., Series 2007-5, Class 1-A-9, 7.00% 2037[2,3,7]	5,625	5,636
CS First Boston Mortgage Securities Corp., Series 2005-C1, Class A-3, 4.813% 2038[3,7]	5,000	4,870
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-4, 4.283% 2039[3,7]	500	481
AstraZeneca PLC 5.40% 2012	6,750	6,810
AstraZeneca PLC 5.90% 2017	13,750	13,983
Federal Home Loan Bank 5.125% 2008[7]	18,280	18,329
Federal Home Loan Bank 5.625% 2016[7]	1,875	1,927
CSAB Mortgage-backed Trust, Series 2007-1, Class 4-A-8, 7.00% 2037[2,3]	19,168	19,258
Standard Chartered Bank 6.40% 2017[5]	4,850	4,866
Standard Chartered PLC 6.409% (undated)[4,5]	14,000	12,939
Wells Fargo Mortgage-backed Securities Trust, Series 2004-7, Class II-A-1, 4.50% 2019[3,7]	3,043	2,908
Wells Fargo Mortgage-backed Securities Trust, Series 2005-1, Class I-A-1, 4.75% 2020[3,7]	10,075	9,712
Wells Fargo Mortgage-backed Securities Trust, Series 2006-1, Class A-3, 5.00% 2021[3,7]	5,156	5,014
HSBK (Europe) B.V. 7.75% 2013	4,765	4,754
HSBK (Europe) B.V. 7.25% 2017[5]	13,215	11,761
Scottish Power PLC 5.375% 2015	12,700	12,411
Scottish Power PLC 5.81% 2025	3,725	3,585
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2016[5]	14,480	14,460
Abu Dhabi National Energy Co. PJSC (TAQA) 6.50% 2036[5]	1,250	1,241
Development Bank of Singapore Ltd. 7.875% 2010[5]	10,250	10,944
Development Bank of Singapore Ltd. 7.125% 2011[5]	3,800	4,042
Singapore Telecommunications Ltd. 6.375% 2011[5]	13,940	14,607
C10 Capital (SPV) Ltd. 6.722% (undated)[4,5]	12,125	11,666
C8 Capital (SPV) Ltd. 6.64% (undated)[4,5]	3,000	2,926
United States Agency for International Development, State of Israel, Class 1-A, 5.50% 2023[7]	12,500	13,190
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[3,5]	1,187	1,176
Ras Laffan Liquefied Natural Gas II 5.298% 2020[3,5]	4,725	4,519
Ras Laffan Liquefied Natural Gas III 5.838% 2027[3,5]	8,000	7,327
Koninklijke KPN NV 8.375% 2030	11,000	12,698
Enersis SA 7.375% 2014	11,935	12,683
Schering-Plough Corp. 6.00% 2017	12,525	12,605
Washington Mutual, Inc. 5.00% 2012	1,000	967
Washington Mutual, Inc. 5.25% 2017	1,500	1,379
Washington Mutual Preferred Funding II Ltd. 6.665% (undated)[2,4,5]	3,000	2,656
Washington Mutual Preferred Funding I Ltd., Series A-1, 6.534% (undated)[4,5]	1,600	1,469
Washington Mutual Preferred Funding III Ltd. 6.895% (undated)[4,5]	6,400	6,007
Royal Bank of Scotland Group PLC 6.99% (undated)[4,5]	11,865	12,109
State of Qatar 9.75% 2030	7,250	10,712
Barclays Bank PLC 5.926% (undated)[4,5]	1,915	1,820
Barclays Bank PLC 7.434% (undated)[4,5]	6,025	6,414
Barclays Bank PLC 6.86% callable perpetual core tier one notes (undated)[4,5]	2,550	2,453
Resona Bank, Ltd. 5.85% (undated)[4,5]	11,315	10,659
Uruguay (Republic of) 9.25% 2017	7,500	8,925
Uruguay (Republic of) 8.00% 2022[3]	1,500	1,672
Turkey (Republic of) 7.25% 2015	5,700	5,971
Turkey (Republic of) 8.00% 2034	4,200	4,573
PCCW-HKT Capital No. 3 Ltd. 5.25% 2015[5]	11,000	10,358
Skandinaviska Enskilda Banken AB 6.875% 2009	500	515
Skandinaviska Enskilda Banken AB 4.958% (undated)[4,5]	5,250	4,767
Skandinaviska Enskilda Banken AB 5.471% (undated)[4,5]	5,000	4,614
IndyMac IMSC Mortgage Loan Trust, Series 2007-F2, Class 2-A-1, 6.50% 2037[3,7]	3,933	3,912
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 2-A-1, 6.50% 2037[2,3,7]	5,742	5,729
BBVA International SA Unipersonal 5.919% (undated)[4,5]	10,350	9,278
Merrill Lynch Mortgage Investors, Inc., Series 2006-A1, Class II-A-1, 6.151% 2036[3,4,7]	9,029	9,081
Banco Mercantil del Norte, SA 6.135% 2016[5]	4,325	4,326
Banco Mercantil del Norte, SA 6.862% 2021[5]	4,600	4,615
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036[3,7]	691	718
Banc of America Commercial Mortgage Inc., Series 2005-1, Class A-4, 5.023% 2042[3,4,7]	3,000	2,968
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-3B, 5.40% 2045[3,4,7]	5,000	4,946
Vale Overseas Ltd. 6.875% 2036	8,000	8,282
Pakistan (Republic of) 7.125% 2016[2,5]	1,500	1,361
Pakistan (Republic of) 7.125% 2016[2]	7,500	6,806
Countrywide Home Loans, Inc., Series L, 3.25% 2008	475	458
Countrywide Home Loans, Inc., Series M, 4.125% 2009	300	276
Countrywide Financial Corp., Series A, 4.50% 2010	295	266
Countrywide Home Loans, Inc., Series L, 4.00% 2011	2,355	2,110
Countrywide Financial Corp., Series B, 5.80% 2012	5,175	4,855
Countrywide Financial Corp. 6.25% 2016	130	118
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[2,3,5,7]	5,600	5,527
American Tower Trust I, Series 2007-1A, Class E, 6.249% 2037[2,3,5,7]	1,150	1,101
American Tower Trust I, Series 2007-1A, Class F, 6.639% 2037[2,3,5,7]	1,230	1,157
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 2012[5]	1,425	1,425
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	4,065	4,106
Charter Communications Operating, LLC, Term Loan Facilities B, Delayed Draw, 7.13% 2014[3,4]	1,325	1,284
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	750	763
UniCredito Italiano SpA 5.584% 2017[4,5]	2,730	2,755
HVB Funding Trust I 8.741% 2031[3,5,7]	4,250	4,797
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038[3,7]	8,000	7,542
Residential Capital, LLC 7.50% 2012[4]	5,370	4,354
Residential Capital Corp. 7.50% 2013[4]	1,600	1,293
Residential Capital Corp. 7.875% 2015[4]	1,510	1,221
Northern Rock PLC 5.60% (undated)[2,4,5]	4,815	3,250
Northern Rock PLC 6.594% (undated)[2,4,5]	5,300	3,578
Nextel Communications, Inc., Series E, 6.875% 2013	6,725	6,758
Residential Accredit Loans, Inc., Series 2003-QS16, Class A-1, 5.00% 2018[3,7]	3,203	3,115
Residential Accredit Loans, Inc., Series 2004-QS16, Class 1-A-1, 5.50% 2034[2,3,7]	598	578
Residential Accredit Loans, Inc., Series 2006-QA1, Class A-III-1, 6.249% 2036[3,4,7]	615	622
Residential Accredit Loans, Inc., Series 2006-QS1, Class A-3, 5.75% 2036[3,7]	1,207	1,212
Residential Accredit Loans, Inc., Series 2007-QS9, Class A-33, 6.50% 2037[2,3,7]	1,231	1,218
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5-A-1, 5.933% 2036[3,4,7]	4,857	4,806
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-6, Class 3-A-1, 5.941% 2037[3,4,7]	1,952	1,905
Dominican Republic 9.50% 2011[3]	1,813	1,929
Dominican Republic 9.04% 2018[3,5]	2,459	2,779
Dominican Republic 9.04% 2018	1,771	2,001
Stora Enso Oyj 6.404% 2016[5]	2,285	2,255
Stora Enso Oyj 7.25% 2036[5]	4,295	4,340
Lehman Brothers Holdings Inc. 6.50% 2017	6,440	6,538
Telecom Italia Capital SA, Series B, 5.25% 2013	6,550	6,365
PSEG Energy Holdings Inc. 8.625% 2008	345	349
PSEG Power LLC 7.75% 2011	3,325	3,563
PSEG Power LLC 8.625% 2031	1,945	2,409
Lehman Mortgage Trust, Series 2007-7, Class 6-A4, 7.00% 2037[3,7]	3,281	3,370
Lehman Mortgage Trust, Series 2007-8, Class 3-A1, 7.25% 2037[3,7]	2,889	2,938
Residential Accredit Loans, Inc., Series 2007-QS11, Class A-1, 7.00% 2037[2,3,7]	6,200	6,258
Edison Mission Energy 7.50% 2013	1,325	1,365
Edison Mission Energy 7.75% 2016	150	156
Midwest Generation, LLC, Series B, 8.56% 2016[3]	2,767	2,961
Edison Mission Energy 7.20% 2019[5]	1,125	1,114
Edison Mission Energy 7.625% 2027[5]	650	631
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A-3-A, 4.949% 2038[3,4,7]	2,470	2,406
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A-3, 5.843% 2039[3,4,7]	3,770	3,795
Williams Companies, Inc. 7.36% 2010[4,5]	225	228
Williams Partners L.P. and Williams Partners Finance Corp. 7.25% 2017	375	384
Williams Companies, Inc. 7.875% 2021	275	300
Transcontinental Gas Pipe Line Corp. 7.25% 2026	575	612
Williams Companies, Inc. 8.75% 2032	4,030	4,660
Indonesia (Republic of) 6.75% 2014[5]	1,250	1,291
Indonesia (Republic of) 6.875% 2017[5]	1,000	1,044
Indonesia (Republic of) 6.625% 2037[5]	4,000	3,835
GSR Mortgage Loan Trust, Series 2004-10F, Class 1-A-5, 4.50% 2019[3,7]	5,361	5,123
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 2020[3,7]	933	923
CHL Mortgage Pass-Through Trust, Series 2003-50, Class A-1, 5.00% 2018[3,7]	3,702	3,599
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.625% 2035[3,4,7]	1,449	1,422
CHL Mortgage Pass-Through Trust, Series 2006-HYB5, Class 3-A-1B, 5.934% 2036[3,4,7]	957	966
Mizuho Capital Investment (USD) 1 Ltd. 6.686% noncumulative preferred (undated)[4,5]	6,180	5,803
American Tower Corp. 7.125% 2012	1,595	1,639
American Tower Corp. 7.50% 2012	475	490
American Tower Corp. 7.00% 2017[5]	3,625	3,666
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S6, Class II-A-3, 4.75% 2018[3,7]	2,007	1,935
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR18, Class 1-A1, 5.349% 2037[3,4,7]	3,811	3,775
TransCanada PipeLines Ltd. 6.35% 2067[4]	5,880	5,653
Chase Issuance Trust, Series 2007-A9, Class A, 5.783% 2014[3,4,7]	5,700	5,608
EOG Resources, Inc. 5.875% 2017	5,500	5,508
Enterprise Products Operating LP, Series B, 5.00% 2015	2,000	1,880
Enterprise Products Operating LP 8.375% 2066[4]	1,210	1,246
Enterprise Products Operating LP 7.034% 2068[4]	2,505	2,299
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[3]	1,381	1,414
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[3]	425	428
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 2021[3]	602	591
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[3]	2,854	2,989
ORIX Corp. 5.48% 2011	5,500	5,398
Sumitomo Mitsui Banking Corp. 5.625% (undated)[4,5]	5,670	5,284
Ukraine Government 6.58% 2016	5,000	5,081
Centex Corp. 4.75% 2008	525	521
Centex Corp. 5.25% 2015	1,735	1,478
Centex Corp. 6.50% 2016	3,370	3,079
Santander Issuances, SA Unipersonal 5.948% 2016[4,5]	2,100	2,086
Santander Issuances, SA Unipersonal 5.805% 2016[4,5]	500	507
Abbey National PLC 6.70% (undated)[4]	2,422	2,450
National Grid PLC 6.30% 2016	4,825	4,888
Liberty Mutual Group Inc. 6.50% 2035[5]	690	631
Liberty Mutual Group Inc. 7.50% 2036[5]	2,300	2,365
Liberty Mutual Group Inc., Series A, 7.80% 2087[5]	1,900	1,854
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	1,050	1,137
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	3,300	3,614
Michaels Stores, Inc., Term Loan B, 7.625% 2013[3,4]	249	242
Michaels Stores, Inc. 10.00% 2014	2,925	3,013
Michaels Stores, Inc. 0%/13.00% 2016[8]	1,500	908
Michaels Stores, Inc. 11.375% 2016	500	514
PNC Funding Corp., Series I, 6.517% (undated)[4,5]	2,600	2,613
PNC Funding Corp., Series II, 6.113% (undated)[4,5]	2,100	2,014
Comcast Cable Communications, Inc. 6.75% 2011	1,020	1,059
Comcast Corp. 6.95% 2037	3,345	3,522
Merrill Lynch & Co., Inc., Series C, 6.40% 2017	2,250	2,326
Merrill Lynch & Co., Inc. 6.11% 2037	2,360	2,229
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7-A-1, 5.00% 2019[3,7]	4,662	4,530
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[3,5]	4,500	4,455
Nielsen Finance LLC, Term Loan B, 7.61% 2013[3,4]	425	413
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	2,275	2,417
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 2016[8]	2,255	1,590
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA2, Class A-1F, MBIA insured, 8.47% 2037[2,3,4,7]	4,650	4,418
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-2, 3.89% 2037[3,7]	771	760
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042[3,7]	2,890	2,870
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 6.066% 2045[3,4,7]	750	764
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1-A-7, 5.50% 2035[3,7]	714	723
Countrywide Alternative Loan Trust, Series 2006-16CB, Class A-2, 6.00% 2036[3,7]	1,751	1,759
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 4-A-1, 5.978% 2047[3,4,7]	1,896	1,863
Corporación Andina de Fomento 5.75% 2017	4,400	4,324
SLM Corp., Series A, 5.40% 2011	1,250	1,168
SLM Corp., Series A, 5.45% 2011	2,000	1,886
SLM Corp., Series A, 5.00% 2015	1,500	1,260
Tenet Healthcare Corp. 6.375% 2011	845	744
Tenet Healthcare Corp. 7.375% 2013	825	703
Tenet Healthcare Corp. 9.875% 2014	2,175	2,001
Tenet Healthcare Corp. 9.25% 2015	900	799
Univision Communications, Inc., Second Lien Term Loan, 7.629% 2009[3,4]	500	497
Univision Communications Inc. 7.85% 2011	1,475	1,482
Univision Communications, Inc., First Lien Term Loan B, 7.61% 2014[3,4]	380	361
Univision Communications Inc. 9.75% 2015[5,6]	1,870	1,833
Kroger Co. 6.40% 2017	4,000	4,086
SunGard Data Systems Inc. 3.75% 2009	2,500	2,419
SunGard Data Systems Inc. 9.125% 2013	1,500	1,568
R.H. Donnelley Corp. 10.875% 2012[5]	750	801
Dex Media, Inc., Series B, 8.00% 2013	750	759
R.H. Donnelley Corp., Series A-1, 6.875% 2013	1,310	1,245
R.H. Donnelley Corp. 8.875% 2017[5]	1,095	1,117
BNP Paribas 7.195% (undated)[4,5]	3,900	3,891
Bulgaria (Republic of) 8.25% 2015	3,300	3,869
Sunoco, Inc. 5.75% 2017	3,900	3,843
Orascom Telecom 7.875% 2014[5]	3,980	3,786
Rural Cellular Corp. 11.106% 2012[4]	350	359
Rural Cellular Corp. 8.621% 2013[4,5]	3,250	3,348
Ford Motor Credit Co. 7.375% 2009	325	319
Ford Motor Credit Co. 7.375% 2011	1,225	1,175
Ford Motor Co. 6.50% 2018	1,631	1,321
Ford Motor Co. 8.875% 2022	1,000	865
Husky Energy Inc. 6.80% 2037	3,550	3,655
Structured Asset Securities Corp., Series 2003-29, Class 1-A-1, 4.75% 2018[3,7]	3,643	3,512
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.52% 2027[2,3,4,5,7]	94	101
CWHEQ Home Equity Loan Trust, Series 2007-S1, Class A-6, MBIA insured, 5.693% 2036[3,4,7]	4,000	3,586
Safeway Inc. 6.35% 2017	3,500	3,563
TL Acquisitions, Inc., Term Loan B, 7.95% 2014[3,4]	1,325	1,290
Thomson Learning 10.50% 2015[5]	1,125	1,117
Thomson Learning 0%/13.25% 2015[5,8]	1,295	1,055
NXP BV and NXP Funding LLC 8.11% 2013[4]	350	326
NXP BV and NXP Funding LLC 7.875% 2014	525	507
NXP BV and NXP Funding LLC 9.50% 2015	2,795	2,613
Constellation Brands, Inc. 7.25% 2017[5]	3,410	3,427
Russian Federation 7.50% 2030[3]	2,925	3,276
J.C. Penney Co., Inc. 8.00% 2010	1,705	1,815
J.C. Penney Corp., Inc. 5.75% 2018	1,000	962
J.C. Penney Corp., Inc. 6.375% 2036	500	469
First Data Corp., Term Loan B2, 8.00% 2014[3,4]	3,325	3,219
Federated Retail Holdings, Inc. 5.35% 2012	510	501
Federated Retail Holdings, Inc. 5.90% 2016	2,760	2,646
DAE Aviation Holdings, Inc., Term Loan B, 9.00% 2014[3,4]	1,000	1,000
DAE Aviation Holdings, Inc. 11.25% 2015[5]	1,990	2,090
Simon Property Group, LP 6.35% 2012	1,300	1,333
Simon Property Group, LP 5.875% 2017	1,750	1,714
Radio One, Inc., Series B, 8.875% 2011	1,200	1,191
Radio One, Inc. 6.375% 2013	2,060	1,833
Centennial Communications Corp. 11.11% 2013[4]	710	735
Centennial Communications Corp. 10.00% 2013	1,000	1,063
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	840	895
Centennial Communications Corp., Centennial Cellular Operating Co. LLC and
Centennial Puerto Rico Operations Corp. 8.125% 2014[4]	250	256
Hospitality Properties Trust 6.75% 2013	690	714
Hospitality Properties Trust 5.125% 2015	1,000	925
Hospitality Properties Trust 5.625% 2017	1,390	1,290
Glen Meadow Pass Through Trust 6.505% 2067[2,4,5]	3,000	2,911
Triad Automobile Receivables Trust, Series 2007-A, Class A-3, FSA insured, 5.28% 2012[3,7]	2,890	2,901
Canadian Natural Resources Ltd. 5.70% 2017	2,000	1,956
Canadian Natural Resources Ltd. 6.25% 2038	970	939
American Media Operations, Inc., Series B, 10.25% 2009	2,830	2,526
American Media Operations, Inc. 8.875% 2011	380	334
Hanesbrands Inc., Series B, 8.784% 2014[4]	2,805	2,805
SBC Communications Inc. 5.625% 2016	1,500	1,490
SBC Communications Inc. 6.45% 2034	1,275	1,297
Charles Schwab Corp., Series A, 6.375% 2017	2,775	2,760
General Electric Co. 5.00% 2013	2,775	2,754
Pogo Producing Co. 7.875% 2013	1,780	1,851
Pogo Producing Co. 6.625% 2015	50	50
Pogo Producing Co. 6.875% 2017	730	737
Fifth Third Capital Trust IV 6.50% 2067[4]	2,720	2,617
SUPERVALU INC., Term Loan B, 7.32% 2012[3,4]	247	246
Albertson’s, Inc. 8.00% 2031	2,300	2,346
Kazkommerts International BV 8.50% 2013	1,750	1,664
Kazkommerts International BV 7.875% 2014[5]	500	456
Kazkommerts International BV 7.875% 2014	500	456
E*TRADE Financial Corp. 8.00% 2011	1,925	1,925
E*TRADE Financial Corp. 7.875% 2015	680	632
Jamaican Government 9.00% 2015	280	301
Jamaican Government 9.25% 2025	2,000	2,250
HealthSouth Corp. 10.75% 2016	2,400	2,538
HCA Inc., Term Loan B, 7.448% 2013[3,4]	1,563	1,535
HCA Inc. 9.625% 2016[5,6]	925	990
Celestica Inc. 7.875% 2011	1,605	1,553
Celestica Inc. 7.625% 2013	1,020	954
Lafarge 6.15% 2011	2,450	2,500
Triton PCS, Inc. 8.50% 2013	2,350	2,470
ZFS Finance (USA) Trust V 6.50% 2037[4,5]	2,550	2,470
AXA SA 6.379% (undated)[4,5]	2,725	2,465
Tenneco Automotive Inc. 8.625% 2014	2,415	2,445
AOL Time Warner Inc. 7.625% 2031	2,240	2,443
Bear Stearns ALT-A Trust, Series 2005-9, Class II-6A-1, 5.811% 2035[3,4,7]	2,458	2,436
CanWest Media Inc., Series B, 8.00% 2012	1,406	1,385
CanWest MediaWorks Inc. 9.25% 2015[5]	1,000	1,015
Hawaiian Telcom Communications, Inc. 9.75% 2013	1,060	1,089
Hawaiian Telcom Communications, Inc. 10.86% 2013[4]	90	92
Hawaiian Telcom Communications, Inc., Term Loan C, 7.45% 2014[3,4]	748	727
Hawaiian Telcom Communications, Inc., Series B, 12.50% 2015	450	488
Lincoln National Corp. 7.00% 2066[4]	2,290	2,364
American Cellular Corp., Series B, 10.00% 2011	165	173
Dobson Cellular Systems, Inc. 9.875% 2012	200	217
Dobson Communications Corp. 8.875% 2013	1,250	1,338
American Cellular Corp., Term Loan B, 7.36% 2014[3,4]	623	622
XL Capital Ltd., Series E, 6.50% (undated)[4]	1,665	1,558
Twin Reefs Asset Trust (XLFA), Series B, 6.82% (undated)[2,4,5]	900	779
CNA Financial Corp. 6.50% 2016	2,270	2,307
DRS Technologies, Inc. 6.875% 2013	1,815	1,824
DRS Technologies, Inc. 6.625% 2016	225	223
DRS Technologies, Inc. 7.625% 2018	250	256
ARAMARK Corp., Term Loan B, 7.36% 2014[3,4]	912	896
ARAMARK Corp., Term Loan B, Letter of Credit, 7.36% 2014[3,4]	65	64
ARAMARK Corp. 8.50% 2015	1,300	1,333
Kansas City Southern Railway Co. 7.50% 2009	2,250	2,287
THL Buildco, Inc. 8.50% 2014	2,090	1,824
NTK Holdings Inc. 0%/10.75% 2014[8]	650	403
El Salvador (Republic of) 7.65% 2035[5]	1,970	2,216
Viacom Inc. 6.25% 2016	1,500	1,506
Viacom Inc. 6.875% 2036	700	699
Realogy Corp., Term Loan B, 8.36% 2013[3,4]	232	219
Realogy Corp., Term Loan B, Letter of Credit, 5.32% 2013[3,4]	42	40
Realogy Corp. 10.50% 2014[5]	2,275	1,945
Allied Waste North America, Inc., Series B, 5.75% 2011	650	642
Allied Waste North America, Inc., Series B, 6.125% 2014	275	268
Allied Waste North America, Inc., Series B, 7.375% 2014	1,280	1,293
Lloyds TSB Group PLC 6.267% (undated)[4,5]	2,400	2,199
PETRONAS Capital Ltd. 7.00% 2012[5]	2,050	2,196
Hawker Beechcraft 8.50% 2015[5]	225	231
Hawker Beechcraft 8.875% 2015[5,6]	1,730	1,747
Hawker Beechcraft 9.75% 2017[5]	150	154
Standard Pacific Corp. 5.125% 2009	775	659
Standard Pacific Corp. 6.50% 2010	1,750	1,356
Standard Pacific Corp. 6.25% 2014	25	18
Standard Pacific Corp. 7.00% 2015	135	97
Drummond Co., Inc. 7.375% 2016[5]	2,275	2,127
Windstream Corp. 8.125% 2013	1,400	1,481
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	305	320
Windstream Corp. 8.625% 2016	300	321
Yankee Candle Co., Inc., Series B, 8.50% 2015	1,025	999
Yankee Candle Co., Inc., Series B, 9.75% 2017	1,175	1,116
ISA Capital do Brasil SA 8.80% 2017[5]	2,000	2,100
D.R. Horton, Inc. 5.25% 2015	535	449
D.R. Horton, Inc. 5.625% 2016	1,150	968
D.R. Horton, Inc. 6.50% 2016	750	658
Boyd Gaming Corp. 7.75% 2012	620	640
Boyd Gaming Corp. 6.75% 2014	275	271
Boyd Gaming Corp. 7.125% 2016	1,175	1,143
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB4, Class A-2B, 5.723% 2037[3,4,7]	2,050	2,037
Serena Software, Inc. 10.375% 2016	1,936	2,004
Petroplus Finance Ltd. 6.75% 2014[5]	1,425	1,375
Petroplus Finance Ltd. 7.00% 2017[5]	650	621
Chohung Bank 4.50% 2014[4,5]	2,000	1,987
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 2010[5]	360	347
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 2014[5]	700	662
Westfield Group 5.70% 2016[5]	1,000	969
VWR International, Inc. 10.25% 2015[4,5,6]	2,025	1,964
AES Panamá, SA 6.35% 2016[5]	2,000	1,964
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041[3,7]	2,000	1,953
Nationwide Financial Services, Inc. 6.75% 2067[4]	1,970	1,906
Developers Diversified Realty Corp. 5.375% 2012	1,950	1,902
Spirit Master Funding LLC, Net-Lease Mortgage Notes,
Series 2005-1, Class A-1, AMBAC insured, 5.05% 2023[2,3,5,7]	2,033	1,887
Banque Centrale de Tunisie 7.375% 2012	1,750	1,881
Jefferson Smurfit Corp. (U.S.) 8.25% 2012	1,265	1,274
Stone Container Corp. 8.375% 2012	205	206
Jefferson Smurfit Corp. (U.S.) 7.50% 2013	400	389
Education Management LLC and Education Management Finance Corp. 8.75% 2014	725	747
Education Management LLC and Education Management Finance Corp. 10.25% 2016	1,070	1,113
Southern Natural Gas Co. 5.90% 2017[5]	1,900	1,859
Idearc Inc. 8.00% 2016	1,845	1,850
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014	1,895	1,848
Intelsat (Bermuda), Ltd. 8.25% 2013	540	551
Intelsat (Bermuda), Ltd. 8.625% 2015	675	692
Intelsat Corp. 9.00% 2016	575	595
TransDigm Inc. 7.75% 2014	1,800	1,827
Local T.V. Finance LLC 9.25% 2015[5,6]	1,895	1,791
Credit Agricole SA 6.637% (undated)[4,5]	1,900	1,788
United Mexican States Government Global 6.375% 2013	1,675	1,765
CVS Corp. 7.77% 2012[2,3,5]	764	814
CVS Corp. 5.298% 2027[3,5]	1,014	946
Catlin Insurance Ltd. 7.249% (undated)[4,5]	1,835	1,734
Sanmina-SCI Corp. 8.125% 2016	1,985	1,727
Delhaize Group 6.50% 2017[5]	500	505
Delhaize America, Inc. 9.00% 2031	1,000	1,196
PTS Acquisition Corp. 9.50% 2015[5,6]	1,790	1,701
Quebecor Media Inc. 7.75% 2016[5]	750	719
Quebecor Media Inc. 7.75% 2016	1,000	959
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series H, 6.25% 2012	1,375	1,408
Sierra Pacific Resources 8.625% 2014	250	266
Morris Publishing Group, LLC and Morris Publishing Finance Co., Series B, 7.00% 2013	2,125	1,673
Northwest Airlines, Inc., Term Loan B, 8.698% 2013[3,4]	519	495
Northwest Airlines, Inc., Term Loan A, 8.698% 2018[3,4]	1,208	1,175
Pinnacle Entertainment, Inc. 7.50% 2015[5]	1,750	1,665
Gulfstream Natural Gas 6.19% 2025[5]	1,670	1,648
Mediacom Broadband LLC and Mediacom Broadband Corp. 8.50% 2015	1,615	1,627
Hughes Communications, Inc. 9.50% 2014	1,600	1,620
MGM MIRAGE 6.00% 2009	350	349
Mandalay Resort Group 6.375% 2011	275	276
MGM MIRAGE 6.75% 2013	915	899
MGM MIRAGE 6.625% 2015	100	95
General Motors Corp. 7.125% 2013	1,745	1,605
Coventry Health Care, Inc. 6.30% 2014	1,600	1,601
Allstate Corp., Series B, 6.125% 2067[4]	1,615	1,586
AMC Entertainment Inc. 8.00% 2014	525	503
AMC Entertainment Inc., Series B, 11.00% 2016	1,000	1,070
Level 3 Financing, Inc. 9.25% 2014	1,585	1,569
Nalco Co. 7.75% 2011	1,015	1,040
Nalco Co. 8.875% 2013	500	528
Iron Mountain Inc. 7.75% 2015	380	381
Iron Mountain Inc. 6.625% 2016	1,250	1,175
Berry Plastics Holding Corp. 10.25% 2016[2]	1,575	1,551
United Air Lines, Inc., Series 2000-2, Class A-2, 7.186% 2012[3]	151	152
United Air Lines, Inc., Series 2001-1, Class A-1, 6.071% 2014[2,3]	179	179
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 2024[3]	1,210	1,210
UPM-Kymmene Corp. 5.625% 2014[5]	1,590	1,540
ACE INA Holdings Inc. 5.875% 2014	1,510	1,522
K N Energy, Inc. 7.25% 2028	1,625	1,521
Colombia (Republic of) Global 10.375% 2033	484	713
Colombia (Republic of) Global 7.375% 2037	715	788
Stater Bros. Holdings Inc. 8.125% 2012	1,460	1,495
TNK-BP Finance SA 7.50% 2016[5]	1,500	1,493
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013	1,231	1,300
American Airlines, Inc., Series 2001-1, Class B, 7.377% 2019[3]	201	190
Alion Science and Technology Corp. 10.25% 2015	1,630	1,487
K. Hovnanian Enterprises, Inc. 6.00% 2010	1,000	785
K. Hovnanian Enterprises, Inc. 8.875% 2012	910	687
AEP Industries Inc. 7.875% 2013	1,510	1,468
Guatemala (Republic of) 10.25% 2011	990	1,143
Guatemala (Republic of) 9.25% 2013	260	299
Surgical Care Affiliates, Inc. 8.875% 2015[5,6]	800	764
Surgical Care Affiliates, Inc. 10.00% 2017[5]	700	676
Warner Chilcott Corp. 8.75% 2015	1,352	1,406
Accuride Corp. 8.50% 2015	1,445	1,394
Old Dominion Electric Cooperative, Series 2003-A, 5.676% 2028[3]	1,375	1,394
International Lease Finance Corp. 5.00% 2010	1,000	996
American International Group, Inc., Series A-1, 6.25% 2087[4]	420	397
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[3,5]	1,287	1,348
Sensata Technologies BV 8.00% 2014[4]	1,370	1,343
Lazard Group LLC 7.125% 2015	710	718
Lazard Group LLC 6.85% 2017	625	616
NRG Energy, Inc. 7.25% 2014	1,315	1,322
Seneca Gaming Corp. 7.25% 2012	1,300	1,316
AES Corp. 8.75% 2013[5]	1,250	1,314
DynCorp International and DIV Capital Corp., Series A, 9.50% 2013	1,245	1,295
Burlington Coat Factory Warehouse Corp. 11.125% 2014	1,350	1,269
William Lyon Homes, Inc. 10.75% 2013	1,300	969
William Lyon Homes, Inc. 7.50% 2014	450	299
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-4-A, FSA insured, 5.56% 2014[3,7]	1,250	1,259
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.374% 2042[3,4,7]	1,250	1,250
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	1,230	1,248
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 2033[3,7]	194	197
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A-2, 6.07% 2038[3,7]	1,000	1,035
Warner Music Group 7.375% 2014	1,390	1,216
Marathon Oil Corp. 6.00% 2017	1,180	1,184
Beazer Homes USA, Inc. 6.50% 2013	745	555
Beazer Homes USA, Inc. 6.875% 2015	830	618
Toys “R” Us, Inc. 7.625% 2011	1,265	1,164
Chubb Corp. 6.375% 2037[4]	1,160	1,155
CarMax Auto Owner Trust, Series 2007-2, Class A-3, 5.23% 2011[3]	1,125	1,129
Neiman Marcus Group, Inc. 9.00% 2015[6]	1,050	1,123
Encore Acquisition Co. 6.00% 2015	1,225	1,112
Smithfield Foods, Inc. 7.75% 2017	1,075	1,107
Building Materials Corp. of America 7.75% 2014	1,205	1,097
Toll Brothers Finance Corp. 5.95% 2013	175	161
Toll Brothers, Inc. 4.95% 2014	820	720
Toll Brothers, Inc. 5.15% 2015	245	210
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014	1,095	1,057
Georgia Gulf Corp. 9.50% 2014	965	888
Georgia Gulf Corp. 10.75% 2016	180	157
Cablevision Systems Corp., Series B, 8.00% 2012	1,070	1,043
Litigation Settlement Monetized Fee Trust I, Series 2001-1, Class A-2 10.98% 2031[2,3,5,7]	1,000	1,040
Young Broadcasting Inc. 10.00% 2011	1,120	1,039
Metals USA Holdings Corp. 11.36% 2012[2,4,5,6]	1,100	1,034
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 2036[2,3,5,7]	850	836
Crown Castle Towers LLC, Series 2006-1, Class G, 6.795% 2036[2,3,5,7]	200	196
MetroPCS Wireless, Inc. 9.25% 2014[5]	1,000	1,025
Universal Hospital Services, Inc. 8.759% 2015[4,5]	540	540
Universal Hospital Services, Inc. 8.50% 2015[5,6]	460	458
Federal Agricultural Mortgage Corp. 4.25% 2008[7]	1,000	996
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048[3,7]	1,000	994
Entercom Radio, LLC 7.625% 2014	1,000	990
Irwin Home Equity, Series 2006-P1, Class 2-A4, AMBAC insured, 5.80% 2037[3,4,5,7]	1,000	988
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.518% 2044[3,4,7]	1,000	984
Newfield Exploration Co. 6.625% 2016	1,000	982
Verizon Communications Inc. 5.50% 2017	1,000	982
Mohegan Tribal Gaming Authority 6.375% 2009	970	970
Home Equity Mortgage Trust, Series 2006-2, Class 1A-1, 5.367% 2036[2,3,4,7]	503	478
Home Equity Mortgage Trust, Series 2006-5, Class A-1, 5.50% 2037[3,4,7]	536	491
Goodyear Tire & Rubber Co. 8.625% 2011	906	951
Ambac Financial Group, Inc. 6.15% 2087[4]	1,095	948
Dollarama Group LP and Dollarama Corp. 8.875% 2012	940	945
Kimco Realty Corp., Series C, 5.783% 2016	550	537
Kimco Realty Corp. 5.70% 2017	415	402
SBA CMBS Trust, Series 2005-1, Class B, 5.565% 2035[2,3,5,7]	475	471
SBA CMBS Trust, Series 2006-1A, Class F, 6.709% 2036[2,3,5,7]	105	101
SBA CMBS Trust, Series 2006-1A, Class G, 6.904% 2036[2,3,5,7]	105	100
SBA CMBS Trust, Series 2006-1A, Class H, 7.389% 2036[2,3,5,7]	105	100
SBA CMBS Trust, Series 2006-1A, Class J, 7.825% 2036[2,3,5,7]	105	98
Riddell Bell Holdings Inc. 8.375% 2012[2]	905	869
Dole Food Co., Inc. 7.25% 2010	325	309
Dole Food Co., Inc. 8.875% 2011	570	559
Tyson Foods, Inc. 6.85% 2016[4]	835	865
Georgia-Pacific Corp. 8.125% 2011	500	510
Georgia-Pacific Corp. 9.50% 2011	325	344
WDAC Intermediate Corp. 8.375% 2014[5]	850	850
Banc of America Funding Trust, Series 2005-H, Class 9-A-1, 5.951% 2035[3,4,7]	789	793
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012	750	786
France Télécom 7.75% 2011[4]	730	785
Plastipak Holdings, Inc. 8.50% 2015[5]	750	780
Vitamin Shoppe Industries Inc. 13.058% 2012[4]	750	772
NTL Cable PLC 8.75% 2014	750	772
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	780	768
Bon-Ton Department Stores, Inc. 10.25% 2014	815	766
Elizabeth Arden, Inc. 7.75% 2014	770	762
LBI Media, Inc. 8.50% 2017[5]	755	755
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-2, Class A-6, AMBAC insured, 5.08% 2011[3,5]	750	745
QBE Capital Funding II LP 6.797% (undated)[4,5]	750	737
Cinemark, Inc. 0%/9.75% 2014[8]	750	712
Team Finance LLC and Health Finance Corp. 11.25% 2013	655	698
Ashtead Group PLC 8.625% 2015[5]	665	650
Chrysler Financial, First Lien Term Loan, 9.36% 2012[3,4]	130	130
Chrysler Financial, Second Lien Term Loan, 11.86% 2013[3,4]	525	518
Viant Holdings Inc. 10.125% 2017[5]	693	648
Goodman Global Holdings, Inc., Series B, 7.875% 2012	655	647
World Savings Bank, FSB, Bank Notes, Series 2008-FXR, 4.125% 2008	650	647
Liberty Media Corp. 8.25% 2030	650	640
Claire’s Stores, Inc., Term Loan, 7.948% 2013[3,4]	673	631
Qwest Capital Funding, Inc. 7.25% 2011	130	131
Qwest Communications International Inc., Series B, 7.50% 2014	250	254
U S WEST Communications, Inc. 6.875% 2033	250	235
Wells Fargo & Co. 3.50% 2008	625	619
Cox Communications, Inc. 4.625% 2010	625	618
Grupo Posadas, SA de CV 8.75% 2011	600	616
Foundation PA Coal Co. 7.25% 2014	625	616
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[3,4,7]	625	610
Sealy Mattress Co. 8.25% 2014	580	587
Duane Reade Inc. 9.75% 2011	605	582
Bank of America, NA and First Union National Bank Commercial Mortgage Trust,
Series 2001-3, Class A-1, 4.89% 2037[3,7]	573	571
Chase Commercial Mortgage Securities Corp., Series 1998-1, Class A-2, 6.56% 2030[3,7]	568	569
Carnival Corp. 6.15% 2008	565	567
AMH Holdings, Inc. 0%/11.25% 2014[8]	890	565
Pemex Project Funding Master Trust 9.125% 2010	500	554
Cricket Communications, Inc. 9.375% 2014	525	535
Technical Olympic USA, Inc. 9.00% 2010	490	306
Technical Olympic USA, Inc. 10.375% 2012	810	225
Owens-Illinois, Inc. 7.35% 2008	525	530
Freescale Semiconductor, Inc., Term Loan B, 7.33% 2013[3,4]	549	526
Hertz Corp. 10.50% 2016	475	515
Host Marriott, LP, Series K, 7.125% 2013	500	506
ACIH, Inc. 0%/11.50% 2012[5,8]	650	504
Rite Aid Corp. 6.125% 2008[5]	500	495
Atlas Copco AB 5.60% 2017[5]	500	494
Accellent Inc. 10.50% 2013	515	479
United Rentals (North America), Inc. 7.75% 2013	460	476
Tower Ventures, LLC, Series 2006-1, Class F, 7.036% 2036[2,3,5,7]	460	452
Cervecería Nacional Dominicana, C. por A. 8.00% 2014[5]	416	423
Regal Cinemas Corp., Series B, 9.375% 2012[2]	400	418
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031[3,7]	419	417
Capmark Financial Group, Inc. 5.875% 2012[5]	455	415
Meritage Homes Corp. 6.25% 2015	525	412
Esterline Technologies Corp. 6.625% 2017	400	398
Rouse Co. 6.75% 2013[5]	375	370
Graphic Packaging International, Inc. 8.50% 2011	350	358
Limited Brands, Inc. 6.90% 2017	355	357
Rockwood Specialties Group, Inc. 7.50% 2014	325	326
Iraq (Republic of) 5.80% 2028[3,5]	500	301
RSC Holdings III, LLC, Second Lien Term Loan B, 8.86% 2013[3,4]	279	271
XM Satellite Radio Inc. and XM Satellite Radio Holdings Inc. 9.75% 2014	250	252
Delphi Corp. 6.50% 2013[9]	240	216
MagnaChip Semiconductor SA and MagnaChip Semiconductor Finance Co. 8.00% 2014	310	215
Electronic Data Systems Corp. 7.45% 2029	200	203
AMR HoldCo, Inc. and EmCare HoldCo, Inc. 10.00% 2015	190	202
Ainsworth Lumber Co. Ltd. 6.75% 2014	300	195
Equistar Chemicals, LP 10.125% 2008	185	192
Carmike Cinemas, Inc., Term Loan B, 8.98% 2012[3,4]	148	148
Bank of Scotland 7.00% (undated)[4,5]	100	100
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023[3,5]	69	70
First Union National Bank Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.739% 2032[3,7]	35	35
Stoneridge, Inc. 11.50% 2012	25	26
		1,551,648

Total bonds & notes (cost: $4,836,469,000)		5,066,451

Warrants — 0.00%	Shares

U.S. DOLLARS — 0.00%
United Mexican States Government, warrants, expire 2007[2,5,10]	4,715	38
United Mexican States Government, warrants, expire 2007[2,5,10]	4,715	37
GT Group Telecom Inc., warrants, expire 2010[2,5,10]	1,000	—*

Total warrants (cost: $340,000)		75

Preferred securities — 3.34%	Shares

EUROS — 2.34%
HVB Funding Trust VIII 7.055%[4]	14,900,000	22,309
UniCredito Italiano Capital Trust III 4.028%[4]	1,000,000	1,248
UniCredito Italiano Capital Trust I, Class B, 8.048%[4]	8,000,000	12,203
Commerzbank Capital Funding Trust I, Class B, 5.012% noncumulative[4]	25,700,000	33,554
Allied Irish Banks, PLC 4.781%[4]	12,710,000	15,732
Allied Irish Banks, PLC 7.50% perpetual reserve capital instruments[4]	5,000,000	7,492
Barclays Bank PLC 4.75%[4]	9,180,000	10,649
BNP Paribas 5.868%[4]	6,750,000	9,774
BNP Paribas Capital Trust IV 6.342%[4]	500,000	736
Standard Chartered Capital Trust I 8.16%[4]	5,000,000	7,571
Bank of Ireland UK Holdings PLC 7.40%[4]	3,000,000	4,475
MUFG Capital Finance 2 Ltd. 4.85% noncumulative[4]	2,000,000	2,526
SG Capital Trust I 7.875% noncumulative trust[4]	1,000,000	1,500
		129,769

U.S. DOLLARS — 0.77%
MUFG Capital Finance 1 Ltd. 6.346% noncumulative[4]	13,386,000	12,745
Sumitomo Mitsui Banking Corp. 6.078%[4,5]	11,386,000	10,586
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares[4,5]	8,800,000	9,450
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative[4,5]	7,085,000	6,310
Chuo Mitsui Trust and Banking Co., Ltd. 5.506%[4,5]	2,000,000	1,849
BNP U.S. Funding LLC, Series A, 7.738% noncumulative[4,5]	1,700,000	1,708
IBJ Capital Co. LLC, Series A, 8.79% noncumulative[4,5]	200,000	204
		42,852

BRITISH POUNDS — 0.23%
Commerzbank Capital Funding Trust II, Class B, 5.905% noncumulative[4]	4,500,000	8,269
BOI Capital Funding (No. 4) LP 6.43%[4]	1,500,000	2,829
Sumitomo Mitsui Banking Corp. 6.164%[4]	990,000	1,853
		12,951

Total preferred securities (cost: $183,825,000)		185,572

Short-term securities — 4.08%	Principal amount (000)

Three Pillars Funding, LLC 5.30% due 10/1/2007[5]	US$48,600	48,578
Federal Home Loan Bank 4.89% due 10/3/2007	32,700	32,687
BMW U.S. Capital LLC 4.75% due 10/5/2007[5]	27,700	27,682
BASF AG 4.77% due 11/6/2007[5,7]	23,800	23,683
CAFCO, LLC 5.255% due 10/25/2007[5]	20,500	20,417
Danske Corp. 5.635% due 10/15/2007[5]	18,700	18,656
Swedish Export Credit Corp. 5.14%–5.44% due 10/9–10/15/2007	15,887	15,859
AstraZeneca PLC 4.90% due 10/26/2007[5]	15,800	15,744
Ranger Funding Co. LLC 6.26% due 10/1/2007[5]	10,000	9,998
Liberty Street Funding Corp. 5.10% due 10/1/2007[5]	8,700	8,699
Total Capital SA 5.10% due 10/10/2007[5]	5,200	5,193

Total short-term securities (cost: $227,204,000)		227,196

Total investment securities (cost: $5,247,838,000)		5,479,294
Other assets less liabilities		80,025

Net assets		US$5,559,319

* Amount less than one thousand.

[1] Index-linked bond whose principal amount moves with a government retail price index.
[2] Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $770,764,000.
[3] Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4] Coupon rate may change periodically.
[5] Security purchased in transactions exempt from registration under the Securities Act of 1933. These securities may be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $616,592,000, which represented 11.09% of the net assets of the fund.

[6] Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[7] This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
[8] Step bond; coupon rate will increase at a later date.
[9] Scheduled interest and/or principal payment was not received.
[10] Security did not produce income during the last 12 months.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial professional and should be read carefully before investing.

MFGEFP-931-1107O-S10917

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
Capital World Bond Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Capital World Bond Fund, Inc., (the “Fund”) as of September 30, 2007, and for the year then ended and have issued our report thereon dated November 7, 2007, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of September 30, 2007, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
November 7, 2007

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD BOND FUND, INC.

By /s/ Mark H. Dalzell
Mark H. Dalzell, President and Principal Executive Officer

Date: December 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Mark H. Dalzell
Mark H. Dalzell, President and Principal Executive Officer

Date: December 7, 2007

By /s/ Sharon G. Moseley
Sharon G. Moseley, Treasurer and Principal Financial Officer

Date: December 7, 2007